MONY America Variable Account K

Corporate Sponsored
Variable Universal Life Insurance Policy

PROSPECTUS DATED DECEMBER 31, 2013, AS AMENDED JANUARY 15, 2014

Issued by

MONY Life Insurance Company of America

1290 Avenue of the Americas
New York, New York 10104

--------------------------------------------------------------------------------

This prospectus describes an individual flexible premium variable life insurance policy offered by MONY Life Insurance Company of America (''we,'' ''us,'' ''our,'' or the ''Company''). We designed the Policy for use in corporate owned life insurance programs, and offered it to corporations and to similar organizations operating under the banking laws of the United States or one or more states of the United States. The description of the policy's material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the policy are changed after the date of this prospectus in accordance with the policy, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements. All optional features and benefits described in the prospectus may not be available at the time you purchase the policy. We reserve the right to restrict availability of any optional feature or benefit. In addition, not all optional features and benefits may be available in combination with other optional features and benefits.

The Policy provides life insurance protection and premium flexibility. We offer two death benefit options under the Policy. We guarantee that your death benefit will never be less than the amount specified in your Policy adjusted by any requested increases or decreases in your insurance protection, and less any Outstanding Debt you owe us. Investments (premium payments) may accumulate on a variable basis, fixed basis, or both. For policies issued on or after August 1, 2004, the effective annual rate for premium payments invested in a fixed option will be at least 3.0%. If you choose the variable option, we will invest your premium payments in your choice of subaccounts of our variable account. Each subaccount invests in shares of one of the following portfolios:

-------------------------------------------------------------------------------------------------
 AIM VARIABLE INSURANCE FUNDS -- SERIES I SHARES
-------------------------------------------------------------------------------------------------
.. Invesco Global Core Equity Fund                . Invesco V.I. Global Health Care Fund
.. Invesco V.I. Diversified Dividend Fund         . Invesco V.I. Technology Fund
-------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST -- CLASS A SHARES
-------------------------------------------------------------------------------------------------
.. AXA Aggressive Allocation Portfolio            . AXA Moderate-Plus Allocation Portfolio
.. AXA Conservative Allocation Portfolio          . Multimanager Core Bond Portfolio
.. AXA Conservative-Plus Allocation Portfolio     . Multimanager Large Cap Value Portfolio
.. AXA Moderate Allocation Portfolio
-------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST -- CLASS B SHARES
-------------------------------------------------------------------------------------------------
.. Multimanager Small Cap Growth Portfolio
-------------------------------------------------------------------------------------------------
 DREYFUS STOCK INDEX FUND, INC. -- INITIAL SHARES
-------------------------------------------------------------------------------------------------
.. Dreyfus Stock Index Fund, Inc.
-------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST -- CLASS IA SHARES
-------------------------------------------------------------------------------------------------
.. EQ/AllianceBernstein Small Cap Growth          . EQ/JPMorgan Value Opportunities Portfolio
  Portfolio                                      . EQ/Large Cap Growth PLUS
.. EQ/Boston Advisors Equity Income Portfolio     . EQ/Large Cap Value Plus Portfolio
.. EQ/Calvert Socially Responsible Portfolio      . EQ/Mid Cap Value Plus Portfolio
.. EQ/Capital Guardian Research Portfolio         . EQ/Money Market Portfolio
.. EQ/Common Stock Index Portfolio                . EQ/Morgan Stanley Mid Cap Growth Portfolio
.. EQ/Core Bond Index Portfolio                   . EQ/PIMCO Ultra Short Bond Portfolio
.. EQ/Intermediate Government Bond Portfolio      . EQ/Quality Bond Plus Portfolio
.. EQ/International Equity Index Portfolio        . EQ/ Small Company Index Portfolio
.. EQ/International Value Portfolio
-------------------------------------------------------------------------------------------------

 EQ ADVISORS TRUST -- CLASS IB SHARES
-------------------------------------------------------------------------------------------------
.. All Asset Growth-Alt 20 Portfolio              . EQ/Montag & Caldwell Growth Portfolio
.. EQ/GAMCO Small Company Value Portfolio         . EQ/T. Rowe Price Growth Stock Portfolio
.. EQ/MFS International Growth Portfolio
-------------------------------------------------------------------------------------------------
 FIDELITY(R) VARIABLE INSURANCE PRODUCTS (VIP) -- INITIAL CLASS SHARES
-------------------------------------------------------------------------------------------------
.. Asset Manager/SM/ Portfolio                    . Growth & Income Portfolio
.. Contrafund(R) Portfolio
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2 SHARES
-------------------------------------------------------------------------------------------------
.. Franklin Income Securities Fund
-------------------------------------------------------------------------------------------------
 JANUS ASPEN SERIES -- INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------
.. Enterprise Portfolio                           . Global Research Portfolio
.. Forty Portfolio                                . Overseas Portfolio
-------------------------------------------------------------------------------------------------
 JANUS ASPEN SERIES -- SERVICE SHARES
-------------------------------------------------------------------------------------------------
.. Perkins Mid Cap Value Portfolio
-------------------------------------------------------------------------------------------------
 MFS(R) VARIABLE INSURANCE TRUST/SM/ -- INITIAL CLASS SHARES
-------------------------------------------------------------------------------------------------
.. MFS(R) Utilities Series
-------------------------------------------------------------------------------------------------
 THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -- CLASS I SHARES
-------------------------------------------------------------------------------------------------
.. Emerging Markets Debt Portfolio
-------------------------------------------------------------------------------------------------
 VAN ECK VIP TRUST -- INITIAL CLASS SHARES
-------------------------------------------------------------------------------------------------
.. Van Eck Emerging Markets Fund                  . Van Eck Unconstrained Emerging Market Bond
.. Van Eck Global Hard Assets Fund                  Fund
-------------------------------------------------------------------------------------------------

You bear the investment risk if you allocate your premium payments to the variable account. We take the investment risk of premium payments allocated to the Guaranteed Interest Account and the Fixed Separate Account.

The amount of life insurance may, and your Policy's value will, depend on the investment experience of the options you choose.

If you already own a life insurance policy, it might not be to your advantage to replace your existing insurance coverage with this Policy or to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy.

This policy is no longer sold. If you are an Owner, you should note that the options, features and charges of the Policy may have varied over time. For more information about the particular options, features and charges applicable to your Policy, please contact your financial professional and/or refer to your Policy.

THE SECURITIES AND EXCHANGE COMMISSION (''SEC'') HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

                                                                        #582024
                                                                       MLA-COLI

Table of Contents

--------------------------------------------------------------------------------




        ---------------------------------------------------------------
        1.BENEFITS AND RISKS SUMMARY
        ---------------------------------------------------------------
        Policy benefits                                              4
        Policy risks                                                 5
        Portfolio risks                                              6
        Fee tables                                                   7


        ---------------------------------------------------------------
        2.WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?
        ---------------------------------------------------------------
        MONY Life Insurance Company of America                       9
        How to reach us                                              9
        MONY America Variable Account K                             10


        ---------------------------------------------------------------
        3.THE PORTFOLIOS
        ---------------------------------------------------------------
        Your right to vote portfolio shares                         16
        Disregard of voting instructions                            16


        ---------------------------------------------------------------
        4.THE GUARANTEED INTEREST ACCOUNT AND THE FIXED
          SEPARATE ACCOUNT
        ---------------------------------------------------------------
        The Guaranteed Interest Account                             17
        The Fixed Separate Account                                  17


        ---------------------------------------------------------------
        5.THE POLICY
        ---------------------------------------------------------------
        Applying for a Policy                                       19
        Temporary insurance coverage                                19
        Policy Date                                                 19
        Backdating                                                  19
        Underwriting                                                19
        Owner                                                       19
        Right to examine a Policy -- Right to Return Policy Period  19


        ---------------------------------------------------------------
        6.PREMIUMS
        ---------------------------------------------------------------
        General                                                     20
        Initial premium                                             20
        Case premiums                                               20
        Tax-free ''Section 1035'' exchanges                         20
        Scheduled premiums                                          20
        Unscheduled premiums                                        20
        Repayment of outstanding debt                               21
        Allocating net premiums                                     21
        Limit on premium payments allocated to the Guaranteed
          Interest Account or the Fixed Separate Account            21

                               TABLE OF CONTENTS

      --------------------------------------------------------------------
      7. HOW YOUR ACCOUNT VALUE VARIES
      --------------------------------------------------------------------
      Account Value                                                    22
      Surrender Value                                                  22
      Subaccount Values                                                22
      Subaccount Unit Value                                            22
      Guaranteed Interest Account Value                                22
      Fixed Separate Account Value                                     22


      --------------------------------------------------------------------
      8.TRANSFERS
      --------------------------------------------------------------------
      Transfers by third parties                                       23
      Disruptive transfer activity                                     23


      --------------------------------------------------------------------
      9.DEATH BENEFITS
      --------------------------------------------------------------------
      Amount of Death Benefit proceeds payable                         25
      Death Benefit options                                            25
      Examples of Options 1 and 2                                      26
      How we determine the Death Proceeds                              26
      Changing Death Benefit options                                   26
      Changing the Target Death Benefit                                26
      Increases                                                        26
      Decreases                                                        27


      --------------------------------------------------------------------
      10.OPTIONAL INSURANCE BENEFITS
      --------------------------------------------------------------------
      Adjustable Term Insurance Rider                                  28
      Enhanced Cash Value Rider                                        28
      Guaranteed Death Benefit Rider                                   29
      Maturity Extension Rider                                         29


      --------------------------------------------------------------------
      11.ACCESSING YOUR MONEY
      --------------------------------------------------------------------
      Surrender                                                        30
      Partial surrender                                                30
      Effect of partial surrenders on Account Value and Death Benefit
        proceeds                                                       30
      Loans                                                            30
      Effect of loans                                                  31


      --------------------------------------------------------------------
      12.TERMINATION
      --------------------------------------------------------------------
      General                                                          32
      Amounts you must pay to prevent lapse                            32
      A Policy will remain in effect during the grace period           32
      Reinstatement                                                    32


      --------------------------------------------------------------------
      13.PAYMENTS
      --------------------------------------------------------------------


      --------------------------------------------------------------------
      14.CHARGES AND DEDUCTIONS
      --------------------------------------------------------------------
      Deductions from premiums                                         34
      Deductions from Account Value -- the monthly deductions          34
      Transaction and other charges                                    36
      Corporate purchasers -- reduction of charges                     36

         --------------------------------------------------------------
         15.TAX CONSIDERATIONS
         --------------------------------------------------------------
         Introduction                                                37
         Tax status of the Policy                                    37
         Tax treatment of Policy benefits                            37
         Our income taxes                                            39


         --------------------------------------------------------------
         16.OTHER POLICY INFORMATION
         --------------------------------------------------------------
         Policy Illustrations                                        40
         Right to exchange Policy                                    40
         Misstatement of age or gender                               40
         Suicide exclusion                                           40
         Incontestability                                            40
         Settlement options                                          40
         Legal proceedings                                           40
         Variations among policies                                   40


         --------------------------------------------------------------
         17.ADDITIONAL INFORMATION
         --------------------------------------------------------------
         Distribution of the policies                                41
         Other information                                           42


         --------------------------------------------------------------
         18.FINANCIAL STATEMENTS
         --------------------------------------------------------------


         --------------------------------------------------------------
         APPENDIXA -- GLOSSARY
         --------------------------------------------------------------


         --------------------------------------------------------------
         REQUESTINGMORE INFORMATION
         --------------------------------------------------------------
         Statement of Additional Information -- Table of contents

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

                               TABLE OF CONTENTS

1. Benefits and risks summary

--------------------------------------------------------------------------------

This summary provides you with a brief overview of the benefits and risks associated with the Policy. You should read the entire Prospectus before purchasing the Policy. Important details regarding the Policy are contained in other sections of this Prospectus. If you are purchasing this Policy as part of a qualified plan, please consider all the features of this Policy. This Policy provides tax-deferral. Please consult your agent and refer to your Policy for details. For your convenience, we have defined certain terms we use in the Glossary at the end of the Prospectus.

POLICY BENEFITS

LIFE INSURANCE PROTECTION

..   The Policy provides a means for Owners to accumulate life insurance cash values and death benefits. Proceeds under the Policy can generally pass free of federal and state income tax at the death of an Insured.

..   We will pay a Death Benefit to the Beneficiary after the death of an
    Insured while a Policy is in effect and before the Insured's 95th birthday. There are three decisions you must make about the Death Benefit. First, when you apply for your Policy, you must decide which death benefit compliance test you would like - the Cash Value Accumulation Test or the Guideline Premium/Cash Value Corridor Test. Second, you must decide how much life insurance coverage (the Specified Amount and any term insurance you add by rider) you need on each Insured's life. Finally, you must choose a Death Benefit option.

..   We offer two Death Benefit options. Under Option 1, the Death Benefit equals the greater of: (1) the Specified Amount in force on the Insured's date of death, plus any increase in Account Value since the last Monthly Anniversary Day, plus any term insurance you may have added by rider; or
    (2) the Cash Value on the date of death multiplied by a death benefit percentage. Under Option 2, the Death Benefit equals the greater of:
    (1) the Specified Amount in force on the Insured's date of death, plus the Account Value on the date of death, plus any term insurance you may have added by rider; or (2) the Cash Value on the date of death multiplied by a death benefit percentage.

..   You may change the Specified Amount and the Death Benefit option that you selected within limits specified in the Policy. Changing the Specified Amount or the Death Benefit Option may have tax consequences.

..   During the grace period, your Policy (including the Death Benefit) will remain in effect subject to certain conditions. See ''Termination.''

CASH BENEFITS

..   You may borrow against your Policy for up to 90% of Account Value less any
    Outstanding Debt on the date of the loan. If you do, we will transfer an amount equal to the loan from the subaccounts, the Fixed Separate Account and the Guaranteed Interest Account to the Loan Account as collateral for the loan. We charge interest on the loan, and we credit interest on amounts in the Loan Account. We deduct Outstanding Debt (i.e., the amount of your loan plus interest due) from Death Benefit Proceeds and from the amount you receive at surrender. A loan may have tax consequences.

..   You may request a partial surrender at any time. Partial surrenders must be for at least $500. A partial surrender may decrease the Specified Amount and may decrease your Death Benefit. Also, a partial surrender may have tax consequences.

..   You can surrender your Policy at any time for its Cash Value, plus any increase in Cash Value added by the Enhanced Cash Value Rider, less any Outstanding Debt. A surrender may have tax consequences.

..   You decide how we pay Proceeds under the Policy. We may pay the Cash Value and the Death Benefit Proceeds as a lump sum or under one of our settlement options.

VARIETY OF INVESTMENT OPTIONS

..   In most states, you may allocate Net Premiums (your premium less the deductions we take) after we deem the Right to Return Policy Period to have ended among the subaccounts, the Guaranteed Interest Account, and the Fixed Separate Account. In other states, you may allocate Net Premiums immediately.

..   The subaccounts invest in a wide variety of Funds that cover a broad spectrum of investment objectives and risk tolerances. Amounts invested in the subaccounts will go up and down in value depending on the investment experience of the Fund portfolio in which the subaccount invested.

..   The Guaranteed Interest Account is part of our General Account. We will credit interest at an effective annual rate of at least 3.0% on amounts invested in the Guaranteed Interest Account.

..   The Fixed Separate Account is a pool of assets held in a separate account.
    We will credit interest at an effective annual rate of at least 3.0% on amounts invested in the Fixed Separate Account. The interest credited does not reflect the investment performance of the underlying assets.

..   Due to banking regulations, your choice of investment options may be more limited if you apply for the Policy through a bank owned life insurance policy.

..   As your needs or financial goals change, you can change your investment mix. You may transfer Account Value among any of the subaccounts or between the subaccounts, the Guaranteed Interest Account, or the Fixed Separate Account while continuing to defer current income taxes.

..   The policy is between you and MONY Life Insurance Company of America. The policy is not an investment advisory account, and MONY Life Insurance Company of America is not providing any

                          BENEFITS AND RISKS SUMMARY
   investment advice or managing the allocations under your policy. In the absence of a specific written arrangement to the contrary, you, as the owner of the policy, have the sole authority to make investment allocations and other decisions under the policy. Your AXA Advisors financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your policy. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

DOLLAR-COST AVERAGING

..   Under our dollar-cost averaging program, you may transfer Account Value on a monthly or quarterly basis from the EQ/Money Market subaccount to any other subaccount through written request or other method acceptable to us. By investing the same amount on a regular basis, concerns about the market could be lessened. This strategy, however, does not guarantee that any Fund will gain in value, and does not protect against a decline in value if market prices fall.

PORTFOLIO REBALANCING

..   Our portfolio rebalancing program may help prevent a well-conceived investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages you originally selected to shift. With this program, you may instruct us to periodically reallocate values in your Policy. The program, however, does not guarantee a gain or protect against an investment loss.

SUPPLEMENTAL INSURANCE BENEFITS

..   You may add additional insurance and other benefits to your Policy by rider. Please see ''Optional insurance benefits'' for a description of the other optional benefits that we offer.

POLICY RISKS

POSSIBLE ADVERSE TAX CONSEQUENCES

..   In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. We expect that the Policy will generally be deemed a life insurance contract under federal tax law, and that the death benefit paid to the beneficiary will generally not be subject to federal income tax. However, due to lack of guidance, there is less certainty in this regard with respect to Policies issued on a special risk class basis and policies with term riders added and it is not clear whether such policies will in all cases satisfy the applicable requirements particularly if you pay the full amount of premiums permitted under the policy and you select the guideline premium/cash value corridor test.

..   Depending on the total amount of premiums you pay, the contract may be treated as a modified endowment contract (MEC) under federal tax laws. If this occurs, partial or full surrenders, pledges, as well as Policy loans, will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of certain full and partial surrenders, pledges and loans. If the Policy is not treated as a MEC, full and partial surrenders will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax and pledges and loans should not be taxable. You should consult a qualified tax adviser for assistance in all tax matters involving your Policy. Please see ''Tax considerations'' for further tax information.

TERMINATION

..   If the value of a Policy can no longer cover the Policy's monthly deduction and any loan interest due, the Policy will be in default and a grace period will begin. There is a risk that if partial surrenders, loans, and charges reduce Account Value to too low an amount and/or if the investment experience of your selected sub-accounts is unfavorable, then the Policy could terminate. In that case, the Owner will have a 61-day grace period to make a sufficient payment. If you do not make a sufficient payment before the grace period ends, the Policy will terminate without value; all rights and benefits under the Policy, including insurance coverage, will end.
    After termination, you may reinstate your Policy within five years subject to certain conditions.

PARTIAL SURRENDER LIMITATIONS

..   The minimum partial surrender amount is $500 (plus its applicable partial surrender fee). Partial surrenders may reduce the Death Benefit and the Specified Amount under your Policy, and will reduce your Account Value in the subaccounts, Guaranteed Interest Account, and the Fixed Separate Account. Federal income taxes and a penalty tax may apply to partial surrenders.

EFFECTS OF POLICY LOANS

..   A Policy loan, whether or not repaid, will affect your Policy's value over time because we transfer the amount of the loan from the subaccount and/or the Guaranteed Interest Account and the Fixed Separate Account to the Loan Account and hold it as collateral. We then credit a fixed interest rate to the loan collateral. As a result, the loan collateral does not participate in the investment results of the subaccounts and does not participate in the interest credited to the Guaranteed Interest Account and the Fixed Separate Account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the performance of the subaccounts and the extent, if any, of the difference in the interest rates credited to the Guaranteed Interest Account, the Fixed Separate Account, and the Loan Account, the effect could be favorable or unfavorable.

..   A Policy loan also reduces Death Benefit Proceeds. A loan could make it more likely that a Policy would terminate. There is a risk that the loan will reduce your Cash Value to an amount that will cause a Policy to lapse, resulting in adverse tax consequences. You must submit a sufficient payment during the grace period to avoid your Policy's termination without value and the end of insurance coverage.

                          BENEFITS AND RISKS SUMMARY

POLICY IS ONLY SUITED FOR LONG-TERM PROTECTION

..   We designed the Policy to meet long-term financial goals. You should not purchase this Policy if you intend to surrender all or part of your Account Value in the near future.

PORTFOLIO RISKS

Your Policy's value will depend upon the investment performance of the Fund portfolios and allocation percentages you choose. If those portfolios perform poorly, the value of a Policy will decrease. Values allocated to the portfolios are not guaranteed. Because we continue to deduct charges from Account Value, if investment results are too low, the Account Value of your Policy may fall to zero. In that case, the Policy will terminate without value and insurance coverage will no longer be in effect, unless you make an additional payment sufficient to prevent a termination during the 61-day grace period. On the other hand, if investment experience is sufficiently favorable and you have kept your Policy in force for a substantial time, you may be able to draw upon Account Value through partial surrenders and Policy loans. Poor investment performance may also lower the amount of the Death Benefit payable under the Policy. The Funds provide a comprehensive description of the risks of each portfolio in their prospectuses.

                          BENEFITS AND RISKS SUMMARY

FEE TABLES

The following tables describe the fees and expenses that you may pay when owning and surrendering the Policy. If the amount of the charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of an Insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, making cash withdrawals, transferring Account Value among the subaccounts and the Guaranteed Interest Account and/or the Fixed Separate Account, or taking a loan.

-----------------------------------------------------------------------------------------------------------
                                             TRANSACTION FEES
-----------------------------------------------------------------------------------------------------------
 CHARGE                             WHEN CHARGE IS DEDUCTED                  MAXIMUM GUARANTEED CHARGE/1/
-----------------------------------------------------------------------------------------------------------
SALES CHARGE/2/      Upon receipt of each premium payment during the         9.0% of premium paid up to
                     first ten policy years and during the ten policy years  Target Premium following an increase in Specified Amount
-----------------------------------------------------------------------------------------------------------
PREMIUM TAX          Upon receipt of each premium payment                    5.0% of premium paid
  CHARGE/3/
-----------------------------------------------------------------------------------------------------------
DAC CHARGE/4/        Upon receipt of each premium payment                    1.25% of premium paid
-----------------------------------------------------------------------------------------------------------
PARTIAL SURRENDER    Upon a partial surrender under the Policy               The lesser of $25 or 2% of
  FEE                                                                        the amount surrendered
-----------------------------------------------------------------------------------------------------------
TRANSFER FEE/5/      Upon transfer of Account Value after the 12th           $25 per transfer
                     transfer per policy year
-----------------------------------------------------------------------------------------------------------
REINSTATEMENT FEE    At the time the Policy is reinstated                    $150
-----------------------------------------------------------------------------------------------------------

SPECIAL SERVICES
CHARGES

..   Wire transfer    At the time of the transaction  Current Charge: $0 Maximum Charge: $90 charge/6/

..   Express mail     At the time of the transaction  Current Charge: $0 Maximum Charge: $35 charge/6/

..   Policy           At the time of the transaction  Current Charge: $0 Maximum Charge: $25 illustration
    charge/7/

..   Duplicate        At the time of the transaction  Current Charge: $0 Maximum Charge: $35 policy charge/7/

..   Policy history   At the time of the transaction  Current Charge: $0 Maximum Charge: $50 charge/7,8/

..   Charge for       At the time of the transaction  Current Charge: $0 Maximum Charge: $25 returned
    payments/7/
--------------------------------------------------------------------------------------------

1 The maximum guaranteed charge may be lower for your Policy. Please see your Policy's schedule pages for more information.
2 The maximum guaranteed sales charge under your Policy will depend on our distribution expenses and only is deducted up to the Target Premium. The Target Premium is an amount equal to the maximum amount of premium which may be paid for a death benefit Option 1 policy without violating the limits imposed by the federal income tax law definition of a modified endowment contract. Our distribution expenses may be affected by the characteristics of the Insured's issue age, gender and risk class under the Policy and the duration of Policy. We may refund a portion of the sales charge if the Policy is surrendered during the first three policy years and is not in default. You may obtain more information about your sales charge by contacting us.
3 We reserve the right to increase the charge for taxes due to any change in tax law or due to any change in the relevant tax cost to us.
4 The DAC Charge is used to cover our estimated costs of federal income tax treatment of deferred acquisition costs.
5  Currently, there is no charge on transfers among investment options.
6 Unless you specify otherwise, this charge will be deducted from the amount you request.
7 The charge for this service must be paid using funds outside of your policy. Please see "Charges and Deductions" later in this prospectus for more information.
8 The charge for this service may be less depending on the policy history you request. Please see "Charges and Deductions" later in this prospectus for more information.

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

------------------------------------------------------------------------------------------------------------
                              PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING
                                                  EXPENSES
------------------------------------------------------------------------------------------------------------
 CHARGE                              WHEN CHARGE IS DEDUCTED                  MAXIMUM GUARANTEED CHARGE
------------------------------------------------------------------------------------------------------------
COST OF INSURANCE    On the Policy Date, the effective date of each coverage
CHARGE/9/            segment/11/, and each Monthly Anniversary Day

  .   MINIMUM AND                                                             $0.08 to $83.33 per $1,000 of
      MAXIMUM                                                                 Net Amount at Risk/12/
      CHARGE/10/

  .   CHARGE FOR A                                                            $0.45 per $1,000 of Net
      50 YEAR-OLD                                                             Amount at Risk
      MALE
      NON-SMOKING
      INSURED;
      SECOND POLICY
      YEAR; POLICY
      ISSUED ON A
      GUARANTEED
      ISSUE BASIS
------------------------------------------------------------------------------------------------------------

                          BENEFITS AND RISKS SUMMARY

------------------------------------------------------------------------------------------------------
                           PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING
                                               EXPENSES
------------------------------------------------------------------------------------------------------
 CHARGE                           WHEN CHARGE IS DEDUCTED               MAXIMUM GUARANTEED CHARGE
------------------------------------------------------------------------------------------------------
MORTALITY AND        On the Policy Issue Date and each Monthly          0.05% per month (0.60%
  EXPENSE RISK       Anniversary Day                                    annually) of Account Value in
  CHARGE/13/                                                            the Variable Account K
------------------------------------------------------------------------------------------------------
ADMINISTRATIVE       On the Policy Issue Date and each Monthly          $12.50
  CHARGE/14/         Anniversary Day
------------------------------------------------------------------------------------------------------
LOAN INTEREST        On each policy anniversary after loan is taken or  0.60% (effective annual rate)
  SPREAD/15/         upon death, surrender, or lapse, if earlier        of loan amount
------------------------------------------------------------------------------------------------------

9 The cost of insurance charge and the cost of insurance charge for the Adjustable Term Insurance Rider assessed under the Policy depend on the Insured's issue age (or age on the effective date of increase of Specified Amount), gender, risk class, and the duration of the Policy (or the increase in Specified Amount). The cost of insurance charge shown in the table may not be representative of the charge that a particular Owner will pay. Please see each Policy's schedule pages for more information about the guaranteed cost of insurance charge that applies to a particular Policy. You may obtain more information about your cost of insurance charge by contacting us.
10 The minimum guaranteed cost of insurance charge assumes an Insured with the following characteristics: female, nonsmoker, and age 20. The maximum guaranteed cost of insurance charge assumes an Insured with the following characteristics: all Insureds attained age 99.
11 A coverage segment is the initial Specified Amount; each increase in
   Specified Amount is its own coverage segment.
12 The maximum charge does not reflect any additional underwriting rating. A rating is an increased charge levied by an insurance company to reflect the increased risks it assumes because of the health status of the Insured.
13 We will lower the mortality expense and risk charge after the 10th Policy year to at least 0.0375% per month (0.45% annually) of Account Value in the Variable Account K.
14 The administrative charge currently is $12.50 per month during the first three Policy years for Policies issued on a medically underwritten basis, and then becomes $7.50 per month on and after the third Policy anniversary. The administrative charge currently is $10.50 per month for the first three Policy years for Policies issued on a guaranteed issued basis, and then becomes $7.50 per month on and after the third Policy anniversary.
15 The loan interest spread is the difference between the amount of interest we charge you on loans and the amount of interest we credit to amounts held in the Loan Account to secure your loans. We guarantee that the maximum interest we charge on loans will not exceed an annual rate of 4.60%. We guarantee that the minimum interest we credit to your amounts held in the Loan Account to secure your loans will be at least equal to an annual rate of 3.0% during all Policy years.

--------------------------------------------------------------------------------------------------------
                                   OPTIONAL RIDER CHARGES
--------------------------------------------------------------------------------------------------------
 RIDER                             WHEN CHARGE IS DEDUCTED                AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------------
COST OF INSURANCE
CHARGE FOR
ADJUSTABLE TERM
INSURANCE RIDER/9/

..   MINIMUM AND      On the Policy Date and each Monthly Anniversary Day  $0.08 to $83.33 per $1,000 of
    MAXIMUM                                                               Net Amount at Risk
    CHARGE/16/
--------------------------------------------------------------------------------------------------------

..   CHARGE FOR A 50  On the Policy Date and each Monthly Anniversary Day  $0.45 per $1,000 of Net
    YEAR-OLD MALE                                                         Amount at Risk
    NON-SMOKING
    INSURED; SECOND
    POLICY YEAR;
    POLICY ISSUED
    ON A GUARANTEED
    ISSUE BASIS
--------------------------------------------------------------------------------------------------------
ENHANCED CASH VALUE  --                                                   No Charge
  RIDER
--------------------------------------------------------------------------------------------------------
GUARANTEED DEATH     On the Policy Date and each Monthly Anniversary Day  $0.01 per $1,000 of Specified
  BENEFIT RIDER                                                           Amount
--------------------------------------------------------------------------------------------------------
MATURITY EXTENSION   --                                                   No Charge
  RIDER
--------------------------------------------------------------------------------------------------------

16 The minimum guaranteed cost of insurance charge for the Adjustable Term
   Insurance Rider assumes an Insured with the following characteristics: female, nonsmoker, preferred, issue age 18, 0 years since issue of the rider, and minimum Specified Amount of $100,000. The maximum guaranteed cost of insurance charge for the rider assumes an Insured with the following characteristics: all Insureds at age 99.

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time you own the contract. The purpose of the table is to assist you in understanding the various costs and expenses that you will bear indirectly by investing in the subaccounts. The table reflects total operating expenses for the portfolios for the fiscal year ended December 31, 2007. Expenses of the portfolios may be higher or lower in future years than the figures stated below. For more information about the fees and expenses described in this table, see the portfolio prospectuses for the portfolios which accompany this Prospectus.

----------------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS/1/
----------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2012 (expenses that are deducted from         Lowest Highest
Portfolio assets including management fees, 12b-1 fees, service fees and/or other expenses  0.28%  1.30%
----------------------------------------------------------------------------------------------------------

1 "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2012, if applicable, and for the underlying portfolios. The "Lowest" represents the total annual operating expenses of the Dreyfus Stock Index Portfolio. The "Highest" represents the total annual operating expenses of the Multimanager Small Cap Growth Portfolio.

                          BENEFITS AND RISKS SUMMARY

2. Who is MONY Life Insurance Company of America?

--------------------------------------------------------------------------------

MONY LIFE INSURANCE COMPANY OF AMERICA

MONY LIFE INSURANCE COMPANY OF AMERICA

We are MONY Life Insurance Company of America (the "Company"), an Arizona stock life insurance corporation organized in 1969. MONY Life Insurance Company of America is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of the Company, AXA exercises significant influence over the operations and capital structure of the Company. No company other than the Company, however, has any legal responsibility to pay amounts that the Company owes under the policies

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $537 billion in assets as of December 31, 2012. The Company is licensed to sell life insurance and annuities in forty-nine states (not including New York), the District of Columbia, and Puerto Rico. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

HOW TO REACH US

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our Administrative Office as listed below for the purposes described.
--------------------------------------------------------------------------------
 BY MAIL:

AT THE POST OFFICE BOX FOR OUR ADMINISTRATIVE OFFICE:

  AXA Equitable
  P.O. Box 4869
  Syracuse, New York 13221
--------------------------------------------------------------------------------
 BY EXPRESS DELIVERY ONLY:

AT THE STREET ADDRESS FOR OUR ADMINISTRATIVE OFFICE:

  AXA Equitable
  100 Madison Street
  Mail address 35-61
  Syracuse, New York 13202
  (for express delivery purposes only)
--------------------------------------------------------------------------------
 BY TOLL-FREE PHONE:

  1-800-947-3598
--------------------------------------------------------------------------------
 BY E-MAIL:

  csg@axa-equitable.com
--------------------------------------------------------------------------------
 BY FAX:

  1-315-477-3720

                              -------------------

REQUIRED FORMS. We require that the following types of communications be on specific forms we provide for that purpose:

(1)request for our automatic transfer service (our dollar cost averaging service);

(2)request for our asset rebalancing service;

(3)transfers among investment options (if submitted by e-mail); and

(4)designation of new policy owner(s) and beneficiaries.

OTHER REQUESTS. We also have specific forms that we recommend you use for the following:

(a)policy surrenders;

(b)transfers among investment options (not submitted by e-mail); and

(c)changes in allocation percentages for premiums.

You can also change your allocation percentages, transfer among investment options and/or change your address by fax or by writing to our Administrative Office.

Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing." (See "Disruptive transfer activity" in "More information about other matters.")

FORMAL REQUIREMENTS. Any notice or request that does not use our standard form must be in writing. It must be dated and signed by you and should also specify your name, the insured person's name (if different), your policy number and adequate details about the notice you wish to give or other action you wish us to take. We may require you to return your policy to us before we make certain policy changes that you may request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners all must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

You should send all requests, notices and payments to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item.

We require the signature of a corporate officer (or similar individual with signing authority) for any partial withdrawal, surrender or loan request. If the signing officer is listed as an insured person, we require the

                WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?

co-signature of another corporate officer (or similar individual with signing authority) to surrender, request a loan, or make a partial withdrawal.

MONY AMERICA VARIABLE ACCOUNT K

We established MONY America Variable Account K as a separate account in 2013 under Arizona law. We divided the Variable Account K into subdivisions called subaccounts. Each subaccount invests exclusively in shares of a designated portfolio of the Funds.

The assets in the Variable Account K belong to us. Assets equal to the reserves and other liabilities of the Variable Account K will not be charged with liabilities that arise from any other business that we conduct. Realized or unrealized income, gains or losses of the Variable Account K are credited or charged against the Variable Account K without regard to the other income, gains or losses of the Company. We may from time to time transfer to our General Account, assets which exceed the reserves and other liabilities of the Variable Account K. We may withdraw amounts from MONY America Variable Account K that represent our investments in MONY America Variable Account K or that represent fees and charges under the policies that we have earned.

CHANGES TO THE VARIABLE ACCOUNT K

We may add new subaccounts that are not available under the Policy, as well as eliminate one or more subaccounts from the Variable Account K. We may substitute a portfolio for another portfolio of that Fund or of another Fund, if in our judgment, the portfolio no longer suits the purposes of the Policy due to a change in its investment objectives or restrictions. The new portfolio may have higher fees and charges than the one it replaced, and not all portfolios may be available to all classes of Policies. No substitution may take place without prior notice to you, prior approval by you, or prior approval of the SEC to the extent required by the Investment Company Act of 1940 (the ''1940 Act'') and applicable law. We will also follow the filing or other procedures established by applicable state insurance regulators.

If a substitution or change is made, we may make changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we consider it to be in the best interests of persons having voting rights under the policies, the Variable Account K may where permitted by law:

..   Be operated as a management investment company under the 1940 Act or any other form permitted by law;

..   Be deregistered under the 1940 Act if such registration is no longer required; or

..   Be combined with other separate accounts of the Company or an affiliate thereof.

Where permitted by law, we also may combine one or more subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Variable Account K. We will notify you of any change to the Variable Account K.

                WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?

3. The Portfolios

--------------------------------------------------------------------------------

We offer both affiliated and unaffiliated Trusts, which in turn offer one or more portfolios. AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable Funds Management Group, LLC has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, among other responsibilities, AXA Equitable Funds Management Group, LLC oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.

You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from affiliated portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the portfolios' average daily net assets. The affiliated portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the sub-advisers' respective portfolios. In addition, AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable, receives management fees and administrative fees in connection with the services it provides to the affiliated Portfolios. As such, it is generally more profitable for AXA Equitable to offer affiliated Portfolios than to offer unaffiliated Portfolios.

AXA Equitable or the Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services. These fees and payments range from 0% to 0.60% of the unaffiliated portfolios' average daily net assets. The Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective portfolios.

As a policy owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the portfolios. (See the portfolios' prospectuses for more information.) These fees and payments will reduce the underlying portfolios' investment returns. AXA Equitable may profit from these fees and payments.

AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying portfolios. These fees and payment arrangements may create an incentive for us to select portfolios (and classes of shares of portfolios) that pay us higher amounts.

Although the investment objectives and policies of certain Funds or their portfolios are similar to the investment objectives and policies of other Funds or portfolios that may be managed or sponsored by the same investment adviser, manager, or sponsor, we do not represent or assure that the investment results will be comparable to any other Fund or portfolio, even where the investment adviser or manager is the same. Differences in portfolio size, actual investments held, expenses, and other factors all contribute to differences in performance. For all of these reasons, you should expect investment results to differ. In particular, certain Funds or portfolios available through the policy may have names similar to Funds or portfolios not available through the policy. The performance of any Fund or portfolio not available through the policy is not indicative of performance of the similarly named Fund or portfolio available through the Policy.

The AXA Allocation Portfolios and the All Asset Growth-Alt 20 Portfolio offer policy owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios and the All Asset Growth-Alt 20 Portfolio by AXA Equitable Funds Management Group, LLC. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such portfolios to policy owners and/or suggest, incidental to the sale of this contract, that policy owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios and the All Asset Growth-Alt 20 Portfolio than certain other portfolios available to you under your policy. Please see "Allocation options" in "Summary of the policy" for more information about your role in managing your allocations.

As described in more detail in the underlying Portfolio prospectuses, the AXA Allocation Portfolios, the All Asset Growth-Alt 20 Portfolio, and certain other affiliated Portfolios use futures and options to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is high. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including those when the specified benchmark index is appreciating, but market volatility is high. As a result, your Fund Value may rise less than it would have without these defensive actions.

The investment strategies of the Portfolios are designed to reduce the overall volatility of your Fund Value. The reduction in volatility permits us to more effectively and efficiently provide the guarantees under the policy. This approach, while reducing volatility, may also suppress the investment performance of your policy.

                                THE PORTFOLIOS

The following table lists the portfolios that correspond to the subaccounts of MONY America Variable Account K that are currently available to you under the policy, their objective, and the names of the portfolio investment adviser and sub-advisers, as applicable. Before you choose a subaccount to which to allocate your net premium payments and to transfer Fund Value, carefully read the prospectus for each Fund, along with this prospectus. Please call your agent or our Operations Center to obtain Fund prospectuses. There is no assurance that any of the portfolios will meet objectives. We do not guarantee any minimum value for amounts allocated to MONY America Variable Account K. You bear the investment risk of investing in the portfolios.

-----------------------------------------------------------------------------------------------------------------
                                                                                   INVESTMENT MANAGER (OR
 PORTFOLIO NAME        OBJECTIVE                                                   SUB-ADVISER(S), AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST - CLASS A SHARES
-----------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE         Seeks to achieve long-term capital appreciation.            .   AXA Equitable Funds
  ALLOCATION                                                                           Management Group, LLC
-----------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE       Seeks to achieve a high level of current income.            .   AXA Equitable Funds
  ALLOCATION                                                                           Management Group, LLC
-----------------------------------------------------------------------------------------------------------------
AXA                    Seeks to achieve current income and growth of capital,      .   AXA Equitable Funds
  CONSERVATIVE-PLUS    with a greater emphasis on current income.                      Management Group, LLC
  ALLOCATION
-----------------------------------------------------------------------------------------------------------------
AXA MODERATE           Seeks to achieve long-term capital appreciation and         .   AXA Equitable Funds
  ALLOCATION           current income.                                                 Management Group, LLC
-----------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS      Seeks to achieve long-term capital appreciation and         .   AXA Equitable Funds
  ALLOCATION           current income, with a greater emphasis on capital              Management Group, LLC
                       appreciation.
-----------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE      Seeks to achieve a balance of a high current income and     .   BlackRock Financial
  BOND                 capital appreciation, consistent with a prudent level of        Management, Inc.
                       risk.                                                       .   Pacific Investment
                                                                                       Management Company LLC
                                                                                   .   SSgA Funds Management,
                                                                                       Inc.
-----------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE     Seeks to achieve long-term growth of capital with an        .   AllianceBernstein L.P.
  CAP VALUE            emphasis on risk-adjusted returns and managing volatility   .   AXA Equitable Funds
                       in the Portfolio.                                               Management Group, LLC
                                                                                   .   Janus Capital Management,
                                                                                       LLC
                                                                                   .   Thornburg Investment
                                                                                       Management, Inc.
-----------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST - CLASS B SHARES
-----------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL     Seeks to achieve long-term growth of capital with an        .   AXA Equitable Funds
  CAP GROWTH           emphasis on risk-adjusted returns and managing volatility       Management Group, LLC
                       in the Portfolio.                                           .   BlackRock Investment
                                                                                       Management, LLC
                                                                                   .   Lord, Abbett & Co. LLC
                                                                                   .   Morgan Stanley Investment
                                                                                       Management Inc.
                                                                                   .   NorthPointe Capital, LLC
-----------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST - CLASS IA SHARES
-----------------------------------------------------------------------------------------------------------------
                       Seeks to achieve long-term growth of capital.               .   AllianceBernstein L.P.
  EQ/ALLIANCEBERNSTEIN
  SMALL CAP GROWTH
-----------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS     Seeks a combination of growth and income to achieve an      .   Boston Advisors, LLC
  EQUITY INCOME        above-average and consistent total return.
-----------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY    Seeks to achieve long-term capital appreciation.            .   Calvert Investment
  RESPONSIBLE                                                                          Management Inc.
-----------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN    Seeks to achieve long-term growth of capital.               .   Capital Guardian Trust
  RESEARCH                                                                             Company
-----------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK        Seeks to achieve a total return before expenses that        .   AllianceBernstein L.P.
  INDEX                approximates the total return performance of the Russell
                       3000 Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.
-----------------------------------------------------------------------------------------------------------------

                                THE PORTFOLIOS

--------------------------------------------------------------------------------------------------------------------
                                                                                      INVESTMENT MANAGER (OR
 PORTFOLIO NAME      OBJECTIVE                                                        SUB-ADVISER(S), AS APPLICABLE)
--------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST - CLASS IA SHARES
--------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX   Seeks to achieve a total return before expenses that             .   AXA Equitable Funds
                     approximates the total return performance of the Barclays            Management Group, LLC
                     Intermediate U.S. Government/Credit Index, including             .   SSgA Funds Management,
                     reinvestment of dividends, at a risk level consistent with that      Inc.
                     of the Barclays Intermediate U.S. Government/Credit Index.
--------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE      Seeks to achieve a total return before expenses that             .   AXA Equitable Funds
  GOVERNMENT BOND    approximates the total return performance of the Barclays            Management Group, LLC
                     Intermediate U.S. Government Bond Index, including               .   SSgA Funds Management,
                     reinvestment of dividends, at a risk level consistent with that      Inc.
                     of the Barclays Intermediate U.S. Government Bond Index.
--------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL     Seeks to achieve a total return (before expenses) that           .   AllianceBernstein L.P.
  EQUITY INDEX       approximates the total return performance of a composite
                     index comprised of 40% DJ EURO STOXX 50 Index, 25%
                     FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX
                     200 Index, including reinvestment of dividends, at a risk
                     level consistent with that of the composite index.
--------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL     Seeks to provide current income and long-term growth of          .   AXA Equitable Funds
  VALUE PLUS         income, accompanied by growth of capital with an                     Management Group, LLC
                     emphasis on risk-adjusted returns and managing volatility        .   BlackRock Investment
                     in the Portfolio.                                                    Management, LLC
                                                                                      .   Northern Cross, LLC
--------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE    Seeks to achieve long-term capital appreciation.                 .   J.P. Morgan Investment
  OPPORTUNITIES                                                                           Management Inc.
--------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH  Seeks to provide long-term capital growth with an                .   AXA Equitable Funds
  PLUS               emphasis on risk-adjusted returns and managing volatility            Management Group, LLC
                     in the Portfolio.                                                .   BlackRock Investment
                                                                                          Management, LLC
                                                                                      .   Marsico Capital
                                                                                          Management, LLC
                                                                                      .   T.Rowe Price Associates,
                                                                                          Inc.
                                                                                      .   Wells Capital Management,
                                                                                          Inc.
--------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE   Seeks to achieve long-term growth of capital with an             .   AllianceBernstein L.P.
  PLUS               emphasis on risk-adjusted returns and managing volatility        .   BlackRock Capital
                     in the Portfolio.                                                    Management, LLC
                                                                                      .   AXA Equitable Funds
                                                                                          Management Group, LLC
--------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE     Seeks to achieve long-term capital appreciation with an          .   AXA Equitable Funds
  PLUS               emphasis on risk adjusted returns and managing volatility            Management Group, LLC
                     in the Portfolio.                                                .   BlackRock Investment
                                                                                          Management, LLC
                                                                                      .   Diamond Hill Capital
                                                                                          Management, LLC
                                                                                      .   Wellington Management
                                                                                          Company, LLP
--------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET      Seeks to obtain a high level of current income, preserve its     .   The Dreyfus Corporation
                     assets and maintain liquidity.
--------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY    Seeks to achieve capital growth.                                 .   Morgan Stanley Investment
  MID CAP GROWTH                                                                          Management Inc.
--------------------------------------------------------------------------------------------------------------------

                                THE PORTFOLIOS

----------------------------------------------------------------------------------------------------------------
                                                                                  INVESTMENT MANAGER (OR
 PORTFOLIO NAME      OBJECTIVE                                                    SUB-ADVISER(S), AS APPLICABLE)
----------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST - CLASS IA SHARES
----------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA       Seeks to generate a return in excess of traditional money    .   Pacific Investment
  SHORT BOND         market products while maintaining an emphasis on                 Management Company, LLC
                     preservation of capital and liquidity.
----------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS Seeks to achieve high current income consistent with         .   AllianceBernstein L.P.
                     moderate risk to capital.                                    .   Pacific Investment
                                                                                      Management Company, LLC
----------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY     Seeks to replicate as closely as possible (before expenses)  .   AllianceBernstein L.P.
  INDEX              the total return of the Russell 2000 Index.
----------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST - CLASS IB SHARES
----------------------------------------------------------------------------------------------------------------
ALL ASSET            Seeks long-term capital appreciation and current income.     .   AXA Equitable Funds
  GROWTH-ALT 20                                                                       Management Group, LLC
----------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL       Seeks to maximize capital appreciation.                      .   GAMCO Asset Management
  COMPANY VALUE                                                                       Inc.
----------------------------------------------------------------------------------------------------------------
EQ/MFS               Seeks to achieve capital appreciation.                       .   Massachusetts Financial
  INTERNATIONAL                                                                       Services Company d/b/a
  GROWTH                                                                              MFS Investment Management
----------------------------------------------------------------------------------------------------------------
EQ/MONTAG &          Seeks to achieve capital appreciation.                       .   Montag & Caldwell, Inc.
  CALDWELL GROWTH
----------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE     Seeks to achieve long-term capital appreciation and          .   T. Rowe Price Associates,
  GROWTH STOCK       secondarily, income.                                             Inc.
----------------------------------------------------------------------------------------------------------------
 AIM VARIABLE
 INSURANCE FUNDS
 (INVESCO VARIABLE
 INSURANCE
 FUNDS) -- SERIES I                                                               INVESTMENT MANAGER (OR
 PORTFOLIO NAME      OBJECTIVE                                                    SUB-ADVISER(S), AS APPLICABLE)
----------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL  The fund's investment objective is long-term capital         .   Invesco Advisers, Inc.
  CORE EQUITY        appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.
----------------------------------------------------------------------------------------------------------------
INVESCO V.I.         The fund's investment objective is to provide reasonable     .   Invesco Advisers, Inc.
  DIVERSIFIED        current income and long-term growth of income and capital.
  DIVIDEND FUND
----------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL  The fund's investment objective is long-term growth of       .   Invesco Advisers, Inc.
  HEALTH CARE FUND   capital.
----------------------------------------------------------------------------------------------------------------
INVESCO V.I.         The fund's investment objective is long-term growth of       .   Invesco Advisers, Inc.
  TECHNOLOGY FUND    capital.
----------------------------------------------------------------------------------------------------------------
                                                                                  INVESTMENT MANAGER (OR
 DREYFUS STOCK INDEX FUND, INC. - INITIAL SHARES                                  SUB-ADVISER(S), AS APPLICABLE)
----------------------------------------------------------------------------------------------------------------
DREYFUS STOCK INDEX  The Fund seeks to match the total return of the Standard     .   The Dreyfus Corporation
  FUND, INC.         & Poor's(R) 500 Composite Stock Price Index.                     Index Fund Manager Mellon
                                                                                      Capital Management
----------------------------------------------------------------------------------------------------------------
 FIDELITY(R)
 VARIABLE INSURANCE
 PRODUCTS (VIP) --                                                                INVESTMENT MANAGER (OR
 INITIAL CLASS       OBJECTIVE                                                    SUB-ADVISER(S), AS APPLICABLE)
----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP      Seeks to obtain high total return with reduced risk over     .   Fidelity Management and
  ASSET MANAGER      the long term by allocating its assets among stocks,             Research Company (FMR)
  PORTFOLIO          bonds, and short-term instruments.
----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP      Seeks long-term capital appreciation.                        .   Fidelity Management and
  CONTRAFUND(R)                                                                       Research Company (FMR)
  PORTFOLIO
----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP      Seeks high total return through a combination of current     .   Fidelity Management and
  GROWTH & INCOME    income and capital appreciation.                                 Research Company (FMR)
  PORTFOLIO
----------------------------------------------------------------------------------------------------------------

                                THE PORTFOLIOS

-------------------------------------------------------------------------------------------------------------------
 FRANKLIN TEMPLETON
 VARIABLE
 INSURANCE PRODUCTS                                                                  INVESTMENT MANAGER
 TRUST - CLASS 2                                                                     (OR SUB-ADVISER(S), AS
 SHARES               OBJECTIVE                                                      APPLICABLE)
-------------------------------------------------------------------------------------------------------------------
FRANKLIN INCOME       Seeks to maximize income while maintaining prospects for       .   Franklin Advisers, Inc.
  SECURITIES FUND     capital appreciation.
-------------------------------------------------------------------------------------------------------------------
 JANUS ASPEN SERIES
 --                                                                                  INVESTMENT MANAGER
 INSTITUTIONAL                                                                       (OR SUB-ADVISER(S), AS
 SHARES               OBJECTIVE                                                      APPLICABLE)
-------------------------------------------------------------------------------------------------------------------
ENTERPRISE PORTFOLIO  Seeks long-term growth of capital.                             .   Janus Capital Management
                                                                                         LLC
-------------------------------------------------------------------------------------------------------------------
FORTY PORTFOLIO       Seeks long-term growth of capital.                             .   Janus Capital Management
                                                                                         LLC
-------------------------------------------------------------------------------------------------------------------
OVERSEAS PORTFOLIO    Seeks long-term growth of capital.                             .   Janus Capital Management
                                                                                         LLC
-------------------------------------------------------------------------------------------------------------------
GLOBAL RESEARCH       Seeks long-term growth of capital.                             .   Janus Capital Management
  PORTFOLIO                                                                              LLC
-------------------------------------------------------------------------------------------------------------------
 JANUS ASPEN SERIES                                                                  INVESTMENT MANAGER
 --                                                                                  (OR SUB-ADVISER(S), AS
 SERVICE SHARES       OBJECTIVE                                                      APPLICABLE)
-------------------------------------------------------------------------------------------------------------------
JANUS ASPEN PERKINS   Seeks capital appreciation.                                    .   Perkins Investment
  MID CAP VALUE                                                                          Management LLC
  PORTFOLIO                                                                              (Sub-Adviser)
-------------------------------------------------------------------------------------------------------------------
 MFS(R) VARIABLE
 INSURANCE TRUST/SM/
 - INITIAL CLASS                                                                     INVESTMENT MANAGER (OR
 SHARES               OBJECTIVE                                                      SUB-ADVISER(S), AS APPLICABLE)
-------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES      Seeks total return.                                            .   Massachusetts Financial
  SERIES                                                                                 Services Company
-------------------------------------------------------------------------------------------------------------------
 THE UNIVERSAL
 INSTITUTIONAL
 FUNDS, INC.                                                                         INVESTMENT MANAGER (OR
 - CLASS I SHARES     OBJECTIVE                                                      SUB-ADVISER(S), AS APPLICABLE)
-------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS      Seeks high total return by investing primarily in fixed        .   Morgan Stanley Investment
  DEBT PORTFOLIO      income securities of government and government-related             Management Inc.
                      issuers and, to a lesser extent, of corporate issuers in
                      emerging market countries.
-------------------------------------------------------------------------------------------------------------------
                                                                                     INVESTMENT MANAGER
 VAN ECK VIP TRUST                                                                   (OR SUB-ADVISER(S), AS
 -- INITIAL SHARES    OBJECTIVE                                                      APPLICABLE)
-------------------------------------------------------------------------------------------------------------------
VAN ECK VIP           Seeks long-term capital appreciation by investing primarily    .   Van Eck Associates
  EMERGING MARKETS    in equity securities in emerging markets around the world.         Corporation
  FUND
-------------------------------------------------------------------------------------------------------------------
VAN ECK VIP GLOBAL    Seeks long-term capital appreciation by investing primarily    .   Van Eck Associates
  HARD ASSETS FUND    in "hard asset" securities. Income is a secondary                  Corporation
                      consideration.
-------------------------------------------------------------------------------------------------------------------
VAN ECK VIP           Seeks high total return -- income plus capital                 .   Van Eck Associates
  UNCONSTRAINED       appreciation -- by investing globally, primarily in a variety      Corporation
  EMERGING MARKETS    of debt securities.
  BOND FUND

YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. SHARE CLASSES, WHERE APPLICABLE, ARE DEFINED IN THE CORRESPONDING FUND PROSPECTUS. THE PROSPECTUSES FOR THE FUND CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF FUND PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-947-3598.

                                THE PORTFOLIOS

YOUR RIGHT TO VOTE PORTFOLIO SHARES

As required by law, we will vote portfolio shares held in the Variable Account K at any regular and special meetings of the shareholders of the Funds on matters requiring shareholder voting under the 1940 Act. We will exercise these voting rights based on the instructions received from Owners having the voting interest in corresponding subaccounts of the Variable Account K. We may elect to vote the shares of the Funds in our own right if the 1940 Act or any regulations thereunder is amended, and as a result, we determine that it is permissible to vote the shares of the Funds in our own right.

Unless otherwise required by law, we will determine the number of votes which you have the right to cast by dividing your Account Value in a subaccount that corresponds to the portfolio by $100. Fractional votes will be counted. The number of Owner votes will be determined as of the date we set. However, such date will not be more than 90-days before the date established by the corresponding Fund for determining shareholders eligible to vote at that Fund's meeting. If required by the SEC, we reserve the right to determine the voting rights in a different fashion. You may cast your voting instructions in person or by proxy.

We will vote portfolio shares for which we received no timely instructions in proportion to the voting instructions which are received for all Policies participating in that subaccount. We will also exercise the voting rights from assets in each subaccount, which are not otherwise attributable to Owners. These votes will be exercised in the same proportion as the voting instructions that are timely received for all policies participating in that subaccount. Generally, we will vote any voting rights attributable to shares of portfolios of the Funds held in our General Account. These votes will be exercised in the same proportion as the aggregate votes cast with respect to shares of portfolios of the Funds held by the Variable Account K and by our other separate accounts. One result of proportional voting is that a small number of policy owners may control the outcome of a vote.

DISREGARD OF VOTING INSTRUCTIONS

We may disregard voting instructions when required by state insurance regulatory authorities, if, (1) the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a portfolio, or (2) to approve or disapprove an investment advisory contract. In addition, we may disregard voting instructions of changes initiated by Owners or the investment adviser (or portfolio manager) of a portfolio. Our disapproval of such change must be reasonable and must be based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purpose, and considering the effect the change would have on us. If we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next report to Owners.

                                THE PORTFOLIOS

4. The Guaranteed Interest Account and the Fixed Separate Account

--------------------------------------------------------------------------------


Due to certain exemptive and exclusionary provisions of the federal securities laws, we have not registered interests in the Guaranteed Interest Account, the Fixed Separate Account (discussed below), or our General Account under the Securities Act of 1933 or under the 1940 Act. Accordingly, neither the Guaranteed Interest Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Guaranteed Interest Account. Disclosures regarding the Guaranteed Interest Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. For more details regarding the Guaranteed Interest Account and the Fixed Separate Account, please see your Policy.

THE GUARANTEED INTEREST ACCOUNT

You may allocate a portion of your Net Premiums and transfer Account Value to our Guaranteed Interest Account, subject to the Guaranteed Interest Account Limitation then in force by us, as explained in your Policy. Amounts allocated to the Guaranteed Interest Account become part of the General Account, which supports insurance and annuity obligations. The General Account holds all of our assets other than those held in the Variable Account K or in our other separate accounts. The amounts allocated to the General Account are subject to the liabilities arising from the businesses we conduct. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account.

We may credit your Account Value in the Guaranteed Interest Account with an interest rate based on our guaranteed minimum interest rate, the London InterBank Offered Rate (the ''LIBOR'' rate), or a portfolio rate. We discuss these rates below.

At the time of Policy issue, you may choose a strategy for crediting interest to your Account Value held in the Guaranteed Interest Account. You may choose either the LIBOR crediting rate strategy or the portfolio crediting rate strategy. You may choose an interest crediting strategy only once during the life of the Policy, and once you choose, you cannot change to another strategy. We will credit your Account Value in the Guaranteed Interest Account with the guaranteed minimum interest rate shown in your policy. Such interest will be non-forfeitable once we credit it to you. In other words, regardless of whether you choose the LIBOR crediting rate strategy or the portfolio crediting rate strategy, we guarantee that you will earn at least the guaranteed minimum interest rate that applies on the Account Value you hold in the Guaranteed Interest Account. In addition, we may, in our sole discretion, declare current interest in excess of the guaranteed minimum in your policy.

Under the LIBOR crediting rate strategy, we will attempt to acquire securities that will result in a crediting rate that tracks the 12-month U.S. Dollar LIBOR rate as fixed by the British Bankers' Association. Annual credits can be less than, equal to, or greater than the LIBOR rate, but never less than the guaranteed minimum rate of 3.0% per year. Under our current interest strategy we may use either the LIBOR rate or the portfolio crediting rate strategy. However, we reserve the right to change our interest strategy.

Under the portfolio crediting rate strategy, we select all investments and determine the crediting rate based on our expectation of investment experience of a portfolio of assets supporting this and other similar products as we may so choose. If you choose the portfolio rate strategy, we may, at our sole discretion, declare current interest in excess of the guaranteed rate.

Any rates we declare in excess of the guaranteed rate under either the general portfolio or the LIBOR based crediting rate strategy may be changed or discontinued by us in our sole discretion, on a prospective basis, at any time after they are declared and such change or discontinuance may be applied to any and all amounts previously and/or newly invested in or credited to the Guaranteed Interest Account.

We cannot predict or guarantee future excess interest rates. We bear the full investment risk for Account Value allocated to the Guaranteed Interest Account. The interest credited to this account does not reflect the investment performance of the underlying assets.

THE FIXED SEPARATE ACCOUNT

You may allocate all or a portion of your Net Premiums and transfer Account Value to our Fixed Separate Account. The Fixed Separate Account is a separate account established under the laws of Arizona under which income, gains, and losses from assets allocated to that account are credited against the account without regard to other income, gains, or losses of the Company. This account is legally segregated from the Company's General Account and its assets are insulated from liabilities arising out of any other business which the Company may conduct.

We may credit your Account Value in the Fixed Separate Account with an interest rate based on our guaranteed interest rate, the London InterBank Offered Rate (the ''LIBOR'' rate), or a portfolio rate. We discuss these rates below.

At the time of Policy issue, you may choose a strategy for crediting interest to your Account Value held in the Fixed Separate Account. You may choose either the LIBOR crediting rate strategy or the portfolio crediting rate strategy. You may choose an interest crediting strategy only once during the life of the Policy, and once you choose, you cannot change to another strategy. However, at a minimum, we will credit Account Value in the Fixed Separate Account with a guaranteed minimum interest rate of 0.008099%, compounded daily, for a minimum effective annual rate of 3.0%, and such interest will be non-forfeitable once we credit it to you. In other words, regardless of whether you choose the LIBOR crediting rate strategy or the portfolio crediting rate strategy, we guarantee that you will earn at least 3.0% annually on the Account Value you hold in the Fixed Separate Account. In addition, we may, in our sole discretion, declare current interest in excess of the guaranteed 3.0% minimum.

Under the LIBOR crediting rate strategy, we will attempt to acquire securities that will result in a crediting rate that tracks the 12-month

        THE GUARANTEED INTEREST ACCOUNT AND THE FIXED SEPARATE ACCOUNT

U.S. Dollar LIBOR rate as fixed by the British Banker's Association. Annual credits can be less than, equal to, or greater than the LIBOR rate, but never less than the guaranteed minimum rate of 3.0% per year. Under our current interest strategy we may use either the LIBOR rate or the portfolio crediting rate strategy. However, we reserve the right to change our interest strategy.

Under the portfolio crediting rate strategy, we select all investments and determine the crediting rate based on our expectation of investment experience of a portfolio of assets supporting this and other similar products as we may choose. If you choose the portfolio rate strategy, we may, at our sole discretion, declare current interest in excess of the 3.0% rate.

Any rates we declare in excess of the 3.0% rate under either the general portfolio or the LIBOR-based crediting rate strategy may be changed or discontinued by us in our sole discretion, on a prospective basis, at anytime after they are declared and such change or discontinuance may be applied to any and all amounts previously and/or newly invested in or credited to the Fixed Separate Account.

We cannot predict or guarantee future excess interest rates. We bear the full investment risk for Account Value allocated to the Fixed Separate Account. The interest credited to this account does not reflect the investment performance of the underlying assets.

        THE GUARANTEED INTEREST ACCOUNT AND THE FIXED SEPARATE ACCOUNT

5. The Policy

--------------------------------------------------------------------------------

We designed the Policy to meet the needs of individuals and corporations that wish to purchase life insurance benefits on the lives of key employees, members of the employer's board of directors, certain selected independent contractors, or certain selected highly compensated employees. The Policy may be sold together with other related policies forming a case. There may be differences in your Policy (such as differences in fees, charges and benefits) from the description below because of state law. We will include any such differences in your Policy.

APPLYING FOR A POLICY

To purchase a Policy, you must complete an application and then have your agent submit the application to us. We must also have evidence that the proposed insured meets our underwriting requirements. After we have received the necessary information, it can sometimes take several weeks for us to evaluate that information to decide whether to issue a Policy, and if so, what the Insured's risk class should be. After we approve an application for a Policy and assign the appropriate risk class, we will prepare the Policy for delivery.

You must pay an initial premium of a sufficient amount to put your Policy into effect. We will not pay a death benefit before the Policy is effective unless temporary insurance coverage, as discussed below, was in effect.

We will issue a Policy on the life of an Insured not less than 18 years of age and up to and including 80 years of age. The age of the Insured is the age on his or her birthday nearest the date of the Policy. We may reject an application for any lawful reason.

The minimum Target Death Benefit is generally $100,000. The minimum Specified Amount you may apply for is $100,000. The Specified Amount may be reduced to $50,000 if at least $50,000 of Adjustable Term Insurance Rider is added to the Policy. However, we reserve the right to revise our rules at any time to require a different minimum Specified Amount and Target Death Benefit at issue for subsequently issued Policies.

TEMPORARY INSURANCE COVERAGE

A Temporary Insurance Agreement may be available for use with receipt of premium and to effect coverage prior to the issuance of any medically underwritten policies. It is designated to provide a specific amount of coverage for a limited period of time. Typically, this coverage will not exceed $500,000 nor will it extend beyond 90 days. You may request and review a copy of our temporary insurance agreement for more information about the terms and conditions of that coverage.

POLICY DATE

Each Policy has a Policy Date. We use the Policy Date to determine the Policy months and years, and Policy monthly, quarterly, semi-annual and annual anniversaries. The Policy Date will normally be the later of: (1) the date that we authorize delivery of the Policy (''Policy Issue Date''); or (2) the Policy Date you request in your application. No premiums may be paid with the application except under the temporary insurance procedures.

BACKDATING

We may sometimes backdate your Policy if you request, by assigning a Policy Date earlier than the Policy Issue Date so that you can obtain lower insurance rates based on a younger insurance age. We will not backdate a Policy for more than six months before the date of your application. If we backdate a Policy, charges will begin earlier than they otherwise would have begun if you had not backdated the Policy. Your initial Scheduled Premium payment will have to include a sufficient premium to cover the extra charges for the backdating period.

UNDERWRITING

We may issue the Policy on a conditional guaranteed issue basis, or on a medically underwritten basis. When we issue a Policy on a medically underwritten basis, we may require a medical examination of the proposed insured.

Policies issued on a guaranteed issue basis may be more expensive than those issued on a fully underwritten basis because certain Insureds under guaranteed issue Policies may be assessed higher cost of insurance rates.

OWNER

The Owner is the individual named as such in the application or in any later change shown in our records. While the Insured is living, the Owner alone has the right to receive all benefits and exercise all rights that the Policy grants or that we allow. These rights include the right to change the Beneficiary, to assign the Policy, to transfer Fund Value, or make full or partial surrenders. Assigning the Policy, and full and partial surrenders may have tax consequences.

If more than one person is named as the Owner, they are joint Owners. Any Policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint Owner dies, ownership passes to the surviving joint Owner(s). When the last joint Owner dies, ownership passes through that person's estate, unless otherwise provided.

RIGHT TO EXAMINE A POLICY -- RIGHT TO RETURN POLICY PERIOD

You have a right to examine the Policy when it is received. You may cancel and return the Policy for any reason during the refund privilege period for the Policy by returning it to us at our Operations Center. The refund privilege varies by state and generally runs until 10 days after the Policy's delivery. IN THE EVENT THAT YOU RETURN YOUR POLICY, WE WILL RETURN TO YOU EITHER THE TOTAL AMOUNT OF PREMIUM PAID OR THE ACCOUNT VALUE PLUS CHARGES DEDUCTED UNDER THE POLICY, DEPENDING UPON THE REQUIREMENTS OF STATE LAW.

In addition to the cancellation right described above, you have the right to surrender your Policy, rather than cancel it. Please see ''Surrender'' in ''Accessing your money'' later in this prospectus. Surrendering your Policy may yield results different than canceling your Policy, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the Policy. Please see ''Tax considerations,'' later in this prospectus for possible consequences of cancelling your Policy.

                                  THE POLICY

6. Premiums

--------------------------------------------------------------------------------

GENERAL

We will usually credit your initial premium payment to a Policy on the later of the Policy Date or the Valuation Date that falls on or next follows the date that we receive your payment. We will credit any subsequent premium to a Policy on the Valuation Date we receive it at our Operations Center. Each Valuation Date ends at 4:00 pm Eastern Standard Time. Any subsequent premium received after 4:00 pm Eastern Standard Time on a given day will be credited as of the next Valuation Date. If you submit your premium payment to your agent, we will not begin processing the premium payment until we have received it from your agent's selling firm.

The total premiums you pay may not exceed guideline premium limitations for life insurance set forth in the Internal Revenue Code of 1986, as amended (the ''Code'') if the guideline premium test is selected. We may reject any premium, or any portion of a premium, that would result in a Policy being disqualified as life insurance under the Code. Further, we reserve the right to reject all or a portion of any premium payment if part (b) (Fund Value on the date of the Insured's death multiplied by a death benefit percentage) under either Death Benefit Option 1 or Death Benefit Option 2 is in effect. We will refund any rejected premium. We will tell you once we process a transaction if a Policy is in jeopardy of becoming a modified endowment contract under the Code.

INITIAL PREMIUM

You must pay an amount equal to at least one fourth of the Target Premium shown in your Policy's schedule pages to put the Policy into effect. If you want to pay premiums less often than annually, you will have to pay a higher initial premium amount which will equal the lesser of the minimum annual premium divided by the frequency of the scheduled premium payments, or 25% of the Target Premium.

We base the initial minimum premium on a number of factors including:

   1. the Specified Amount;

   2. any riders you added to a Policy; and

   3. the Insured's age, smoking status, gender (unless unisex rates apply), and underwriting class.

After your initial premium payment, your full Scheduled Premiums (as discussed below) become due. Once we approve your application and we issue you your Policy, the balance of the first Scheduled Premium payment is payable and should be sent to our Operations Center. The Scheduled Premium payment specified in your Policy must be paid in full when your Policy is delivered. Your Policy if issued exactly as applied for, is effective on: (1) the date we authorize its delivery; or (2) any later Policy Date requested in the application.

If your Policy is issued other than as applied for, the Policy will take effect on the date it is delivered, as long as delivery and payment of any required costs are made while the insured is living.

CASE PREMIUMS

We issue the Policy as part of a case. A case is a grouping of one or more policies connected by a non-arbitrary factor. Examples of factors are individuals who share a common employment, business, or other relationship. The sum of the premiums to be received by us in the first policy year for the policies representing the case must be at least $100,000. We may allow a reduced minimum case premium where our rules for exceptions are met.

TAX-FREE ''SECTION 1035'' EXCHANGES

You can generally exchange one life insurance policy for another on the life of the same insured in a ''tax-free exchange'' under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this Prospectus, you might have to pay a surrender charge on your old policy. The charges for this Policy may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

SCHEDULED PREMIUMS

Your initial premium is the only premium you must pay under the Policy. However, you greatly increase your risk of termination if you do not regularly pay premiums. Paying your Scheduled Premiums will not necessarily keep your Policy in force. Additional premiums may be necessary to keep your Policy in force. (See ''Termination.'')

When you apply for the Policy, you may determine a Scheduled Premium payment. This Scheduled Premium payment provides for the payment of level premiums at fixed intervals over a specified period of time. We will send you a premium reminder notice for the Scheduled Premium payment amount on an annual, semiannual, quarterly or monthly basis, at your option.

After the minimum annual premium has been paid, the minimum Scheduled Premium for any Policy is $100.

UNSCHEDULED PREMIUMS

In general, you may make premium payments at any time provided the premium payment is for at least $250. However, we may reject or limit any unscheduled premium that would result in an immediate increase in the Death Benefit payable under the Policy, unless you provide us with satisfactory evidence of insurability when you make the payment. An immediate increase would occur if the Policy's Death Benefit equals your Cash Value (plus any applicable Enhanced Cash Value) multiplied by a death benefit percentage as a result of the

                                   PREMIUMS
federal income tax law definition of life insurance. See ''Death Benefits,'' and ''Tax considerations.'' If we do not receive satisfactory evidence of insurability, we will return the payment in whole or in part. In addition, we will reject all or a part of a premium payment and return it to you if the premium would exceed the maximum premium limitations prescribed by the federal income tax law definition of life insurance.

REPAYMENT OF OUTSTANDING DEBT

We will treat payments you send to us as premium payments and not as repayment of Outstanding Debt, unless you request otherwise. If a payment is treated as a repayment of Outstanding Debt, we will apply any part of a payment that exceeds the amount of Outstanding Debt to the Account Value in the Variable Account K and/or the Guaranteed Interest Account and the Fixed Separate Account. We will only deduct applicable taxes and sales charges from premium payments.

ALLOCATING NET PREMIUMS

You specify the percentage of your Net Premium we are to allocate to the subaccounts, the Guaranteed Interest Account, and the Fixed Separate Account. No allocation may be for less than 0.01% of a Net Premium, and allocation percentages must total 100%. You may change your allocations at any time by writing to our Operations Center. The change will apply on the Valuation Date we receive your instructions.

Where your Policy provides for refund of account value versus refund of premium, we transfer the initial premium from the General Account or Fixed Separate Account and allocate it in accordance with your instructions at issue. Where your Policy provides for refund of premium, we will transfer any initial premium you remit to us to our General Account or Fixed Separate Account until after the Right to Return Policy period has ended if you do not request a Policy Date or if the Policy Date you request is earlier than the Policy Release Date. Where you request a Policy Date that is later than the Policy Release Date, we will hold your initial premium in a non-interest bearing suspense account until the Policy Date. On the Policy Date, we will transfer your initial premium to our Guaranteed Interest Account or Fixed Separate Account until the Right to Return Policy period has ended. Once the Right to Return Policy period ends, we will allocate your initial premium plus interest credited, less any monthly deductions that may apply, among the subaccounts, the Guaranteed Interest Account, or the Fixed Separate Account, according to your instructions.

If you make an unscheduled premium payment, you may specify an allocation choice that is different than your allocation choice for your Scheduled Premiums. This choice will not change your allocation choice for future Scheduled Premiums.

LIMIT ON PREMIUM PAYMENTS ALLOCATED TO THE GUARANTEED INTEREST ACCOUNT OR THE FIXED SEPARATE ACCOUNT

We will return to you any part of a premium payment requested for allocation to the Guaranteed Interest Account or the Fixed Separate Account if (1) the Account Value in the Guaranteed Interest Account or the Fixed Separate Account equals or exceeds the Guaranteed Interest Account Limitation or the Fixed Separate Account Limitation, as relevant, in force by us at that time, as explained in your Policy, or (2) acceptance of that part of the premium payment would cause the Account Value in the Guaranteed Interest Account or the Fixed Separate Account, as relevant, to exceed such Limitation.

                                   PREMIUMS

7. How your Account Value varies

--------------------------------------------------------------------------------


ACCOUNT VALUE

The Account Value is the entire amount we hold under your Policy for you, and serves as the starting point for calculating certain values under a Policy. It is the sum of the total amount held under the Policy in each subaccount of the Variable Account K, in the Guaranteed Interest Account, in the Fixed Separate Account, and in the Loan Account.

We determine Account Value on each Valuation Date. The Account Value will vary to reflect the performance of the subaccounts to which you have allocated amounts and interest we credit on amounts in the Guaranteed Interest Account and the Fixed Separate Account and will also vary to reflect Outstanding Debt, charges for the monthly deductions, partial surrenders, and loan repayments. Your Account Value may be more or less than the premiums you paid.

SURRENDER VALUE

The surrender value on any Valuation Date is the Cash Value less any Outstanding Debt. If you surrender your Policy during the first eight Policy years, you may be eligible to have an Enhanced Cash Value percentage added to your Cash Value. See ''Enhanced Cash Value Rider.'' The Cash Value of the Policy equals the Account Value plus any applicable refund of sales charges. Thus, the Cash Value will exceed the Policy's Account Value by the refund amount in the three years following policy issuance. Once the refund of sales charges has expired, the Cash Value will equal your Policy's Account Value. See ''Surrender.''

SUBACCOUNT VALUES

On any Valuation Date, the value of a subaccount equals the number of units we credit to the Policy multiplied by the Unit Value for that Date. We make the calculation before the purchase or redemption of units on that Valuation Date.

Every time you allocate or transfer money to or from a subaccount, we convert that dollar amount into units. When you make allocations to a subaccount, either by premium allocation, transfer of Account Value, transfer of loan interest from the General Account, transfer of loan interest from the Fixed Separate Account, or repayment of a loan, we credit your Policy with units in a subaccount.

SUBACCOUNT UNIT VALUE

A subaccount's Unit Value varies to reflect the investment experience of the underlying portfolio, and may increase or decrease from one Valuation Date to the next. We calculate the Unit Value of a subaccount on any Valuation Date as follows:

..   Calculate the value of the shares of the portfolio belonging to the subaccount as of the close of business on that Valuation Date. We do this calculation before giving effect to any Policy transactions for that day, such as premium payments or surrenders. For this purpose, the net asset value per share reported to us by the managers of the portfolio is used.

..   Add the value of any dividends or capital gains distributions declared and reinvested by the portfolio during the valuation period. Subtract from this amount a charge for taxes, if any.

..   Divide the resulting amount by the number of units held in the subaccount on the Valuation Date before the purchase or redemption of any units on that Date.

GUARANTEED INTEREST ACCOUNT VALUE

On any Valuation Date, the Account Value in the Guaranteed Interest Account is:

..   the accumulated value with interest on the Net Premiums allocated and amounts transferred to, the Guaranteed Interest Account before that Date; minus

..   withdrawals from the Guaranteed Interest Account before that Date for any partial surrender and its fee, any amounts transferred from the Guaranteed Interest Account and the transfer fee, if any, and any monthly deductions.

FIXED SEPARATE ACCOUNT VALUE

On any Valuation Date, the Account Value in the Fixed Separate Account is:

..   the accumulated value with interest on the Net Premiums allocated and amounts transferred to, the Fixed Separate Account before that Date; minus

..   withdrawals from the Fixed Separate Account before that Date for any partial surrender and its fee, any amounts transferred from the Fixed Separate Account and the transfer fee, if any, and any monthly deductions.

                         HOW YOUR ACCOUNT VALUE VARIES

8. Transfers

--------------------------------------------------------------------------------

After we deem the Right to Return Policy Period to have ended, you may transfer Account Value in the Variable Account K, the Guaranteed Interest Account, and the Fixed Separate Account among the subaccount, from the subaccounts to the Guaranteed Interest Account or the Fixed Separate Account, or from the Guaranteed Interest Account or the Fixed Separate Account to the subaccounts. Depending upon the state in which you purchased your policy, you may make such transfers prior to the end of the Right to Return Policy Period. Your request for a transfer may be in writing or in any other form acceptable to us. We reserve the right to impose a transfer fee for each transfer, and consider the request for purposes of the transfer fee to be one transaction. We will deduct a transfer fee, if any from the investment option from which Account Value is being transferred, or if the transfer involves more than one investment option, we will deduct a transfer fee on a pro rata basis from all of the involved investment options (at present, we do not deduct this fee). If there is not sufficient Account Value in that investment option, we will deduct the charge pro-rata from the investment options.

Transfers among the subaccounts will be effective as of the end of the Valuation Date during which we receive your request at our Operations Center. We may postpone transfers to, from, or among the subaccounts under certain circumstances. See ''Payments.'' Currently, we do not limit the number of transfers between subaccounts. We also currently do not require a minimum amount in transfers between sub-accounts or require that a minimum amount remain in a given subaccount after a transfer is made to another subaccount.

Transfers from the Variable Account K to the Guaranteed Interest Account and the Fixed Separate Account will be effective on the Valuation Date we receive your request at our Operations Center. We will reject any part of a transfer to the Guaranteed Interest Account or Fixed Separate Account if the Account Value in the Guaranteed Interest Account or Fixed Separate Account equals or exceeds the Guaranteed Interest Account or Fixed Separate Account Limitation then in effect, as explained in your policy. Any portion of a requested transfer which is rejected will be retained in the subaccounts in the same proportion as the transfer amount allocated against each sub-account bears to the total transfer amount.

You may make a transfer of Account Value from the Guaranteed Interest Account and the Fixed Separate Account to any of the subaccounts once each policy year. A request for such transfer must be received by us at our Operations Center on or within 30 days after a policy anniversary, and will be processed on the Valuation Date we receive it. We will, however, process a transfer request on the policy anniversary if the request is received not more than 10 days before the policy anniversary. That request will be processed on the policy anniversary. We may reject any part of a requested transfer from the Guaranteed Interest Account or the Fixed Separate Account if that part would exceed the greater of: (a) 25% of the Account Value held in the Guaranteed Interest Account or the Fixed Separate Account on the date the transfer would take effect; or (b) $5,000.

Currently there is no charge on transfers of Account Value between subaccounts or between the Guaranteed Interest Account or the Fixed Separate Account and the subaccounts. We reserve the right to charge up to a maximum of $25 for transfers after 12 free transfers per policy year. In addition, we reserve the right to impose other limitations on the number of transfers, the amount of transfers, your ability to make transfers by methods other than U.S. mail and the amount remaining in the Guaranteed Interest Account, the Fixed Separate Account, or the subaccounts after a transfer. Please see ''Disruptive transfer activity'' for more information.

At any time during the first 24 months after the date of issue of the Policy, the entire amount of Account Value in the subaccounts may be transferred to the Guaranteed Interest Account and/or the Fixed Separate Account. Election of this exchange transfer will change this Policy to a policy that is not dependent upon the investment results of a separate account. There will be no transfer charge for an exchange transfer and the Guaranteed Interest Account and/or the Fixed Separate Account limitation will be waived. On the date an exchange transfer takes effect, the premium allocations will be changed to the Guaranteed Interest Account and/or the Fixed Separate Account only.

No transfers between the Guaranteed Interest Account and the Fixed Separate Account may be made.

Please see ''Variety of investment options'' under ''Policy Benefits'' in ''Benefits and risks summary'' for more information about your role in managing your allocations.

TRANSFERS BY THIRD PARTIES

As a general rule and as a convenience to you, we allow you to give a third party the right to effect transfers on your behalf. However, when the same third party makes transfers for many Owners, the result can be simultaneous transfers involving large amounts of Account Value. Such transfers can disrupt the orderly management of the portfolios underlying the Policy, can result in higher costs to Owners, and are generally not compatible with the long-range goals of Owners. We believe that such simultaneous transfers effected by such third parties are not in the best interests of all shareholders of the Funds, and the managements of the Funds share this position.

Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties who make transfers on behalf of multiple Owners, we may not honor such transfers. We will notify you in writing if we do not process a transfer request. Also, we will institute procedures to assure that the transfer requests that we receive have, in fact, been made by the Owners in whose names they have been submitted. These procedures will not, however, prevent Owners from making their own transfer requests.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the policy is not designed for professional "market timing" organizations, or other organizations or individuals

                                   TRANSFERS
engaging in a market timing strategy. The policy is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the subaccounts invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy owners.

We offer subaccounts with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "affiliated trusts"), as well as subaccounts with underlying portfolios of outside trusts with which AXA Equitable has entered into participation agreements (the "unaffiliated trusts" and, collectively with the affiliated trusts, the "trusts"). The affiliated trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us policy owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same subaccount within a five business day period as potentially disruptive transfer activity.

When a policy is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the policy owner explaining that the Company has a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the policy owner is identified a second time as engaged in potentially disruptive transfer activity under the policy, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected policy. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. The current and any new or revised policies and procedures will apply to all policy owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our policy owners, we will work with the unaffiliated trust to review policy owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by policy owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the policy owner.

Policy owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, policy owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some policy owners may be treated differently than others, resulting in the risk that some policy owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

                                   TRANSFERS

9. Death Benefits

--------------------------------------------------------------------------------

As long as a Policy is in effect and before the Maturity Date, we will pay the Death Benefit proceeds upon receipt at our Operations Center of satisfactory proof of an Insured's death. We may postpone payment of the Death Benefit under certain conditions. See ''Payments.'' We will pay the proceeds to the Beneficiary.

AMOUNT OF DEATH BENEFIT PROCEEDS PAYABLE

The amount of Death Benefit proceeds payable equals:

1. the Death Benefit payable at the death of an Insured; less

2. any Outstanding Debt, and if the death of the Insured occurs during any period for which a monthly deduction has not been made, any monthly deduction that may apply to that period, including the deduction for the month of death.

Under certain circumstances, we may further adjust the amount of the Death Benefit proceeds payable. See ''Misstatement of age or sex,'' ''Suicide exclusion,'' and ''Incontestability.''

DEATH BENEFIT OPTIONS

When you apply for a Policy, you have to make three choices about the Death Benefit. First, you must select the Death Benefit compliance test; second, you must tell us how much life insurance you want on the Insured; and finally, you must select a Death Benefit option.

The Policy must satisfy one of two alternative Death Benefit compliance tests to qualify as life insurance under section 7702 of the Code: the Cash Value Accumulation Test or the Guideline Premium/Cash Value Corridor Test. Each test requires that the Policy's Death Benefit always be equal to or greater than the Cash Value multiplied by a certain death benefit percentage. Under the Cash Value Accumulation test, the death benefit percentages vary by an Insured's Attained Age and gender; under the Guideline Premium/Cash Value Corridor Test, the death benefit percentages may vary by an Insured's Attained Age. In most situations, the Death Benefit that results from the Cash Value Accumulation Test will be more than the Death Benefit that results from the Guideline Premium/Cash Value Corridor Test. However, under the Guideline Premium/Cash Value Corridor Test, the premiums you pay into the Policy will be limited. Under the Cash Value Accumulation Test, there is no limit to the amount that may be paid in premiums as long as there is enough Death Benefit in relation to Cash Value at all times. Once you choose the test, you cannot change it.

You also must tell us how much life insurance coverage you want on the life of each Insured. Total life insurance coverage consists of Specified Amount and amounts added by the Adjustable Term Insurance Rider. The minimum Specified Amount is $100,000.

Finally, you must select a Death Benefit option: Death Benefit Option 1 or Death Benefit Option 2. If you prefer to have premium payments and any favorable investment performance reflected partly in the form of an increasing Death Benefit, you should consider choosing Death Benefit Option 2. If you are satisfied with the amount of the Insured's existing insurance coverage and prefer to have premium payments and any favorable investment performance reflected to the maximum extent in Account Value (thus reducing the cost of insurance charges), you should consider choosing Death Benefit Option 1. If you do not select a Death Benefit option, we will not issue the Policy. Subject to certain restrictions, you may change your Death Benefit option, see below. Information about the riders is provided under ''Optional insurance benefits,'' below.

Under Death Benefit Option 1, your Death Benefit under a Policy will be the greater of:

   a. the Specified Amount in effect on the date of the Insured's death plus any increase in Account Value since the last Monthly Anniversary Day, plus any term insurance you may have added by rider, or

   b. the Cash Value on the date of the Insured's death multiplied by the applicable death benefit percentage shown in the Policy.

Under Death Benefit Option 2, your Death Benefit under a Policy will be the greater of:

   a. the Specified Amount in effect on the date of the Insured's death plus any term insurance you may have added by rider, plus the Account Value on the date of the Insured's Death, or

   b. the Cash Value on the date of the Insured's death multiplied by the death benefit percentage shown in the Policy.

The death benefit percentage is the same as that used for Option 1. The Death Benefit in Option 2 will always vary as Account Value varies.

The death benefit percentage will vary by the Death Benefit compliance test the Owner selected. A table showing the death benefit percentages is in your Policy.

In addition to using the death benefit percentage shown in the Policy, you may elect at issue an alternate death benefit percentage. The alternate death benefit percentage may produce a higher base death benefit amount beginning the later of the Insured's age 55 or 10 years following Policy issue. This alternate death benefit percentage grades back to the federal tax law death benefit percentage at the Maturity Date. Use of the alternate death benefit percentage results in a higher ratio of base death benefit to Account Value than that resulting from the use of the federal tax law death benefit percentage beginning the later of the Insured's age 55 or 10 years following Policy issue. The higher percentage then gradually reduces until, by the Maturity Date, it is equal to the ratio produced by the use of the federal tax law death benefit percentage. Although the use of the alternate death benefit percentage results in a higher base death benefit than the federal tax law death benefit percentage, this higher base death benefit results in higher cost of insurance charges which has

                                DEATH BENEFITS
the effect of reducing the Account Value and consequently, future base death benefits. The election of the alternate death benefit percentage may be eliminated at any time; once eliminated, it cannot be reinstated.

EXAMPLES OF OPTIONS 1 AND 2

The following examples demonstrate how we calculate the Death Benefit under Options 1 and 2. The examples show an Insured under two Policies with the same Specified Amount, but Account Values vary as shown. We assume that each Insured is age 65 at the time of death and that there is no Outstanding Debt. We also assume that the Owner selected the Guideline Premium Test. Policy 1 shows what the Death Benefit would be for a Policy with low Account Value. Policy 2 shows what the Death Benefit would be for a Policy with a higher Account Value.

-------------------------------------------------
                                POLICY 1 POLICY 2
-------------------------------------------------
Specified Amount                $100,000 $100,000
Account Value on Date of Death  $ 35,000 $ 85,000
Death Benefit Percentage            120%     120%
Death Benefit under Option 1    $100,000 $102,000
Death Benefit under Option 2    $135,000 $185,000
-------------------------------------------------

HOW WE DETERMINE THE DEATH PROCEEDS

The actual amount of Death Proceeds will depend on:

..   the Death Benefit as determined above;

..   the use of the Account Value during an Insured's life;

..   any partial surrenders;

..   any Outstanding Debt plus loan interest accrued and payable to us;

..   any additional insurance provided by rider;

..   any increase or decrease in the Specified Amount;

..   an Insured's suicide during the first two years since the Policy Date or during the first two years following an increase in existing coverage; and

..   a misstatement of an Insured's age or gender.

CHANGING DEATH BENEFIT OPTIONS

You may change the Death Benefit option under each Policy by writing us at our Operations Center. If you change from Death Benefit Option 1 to Death Benefit Option 2, you must provide us with satisfactory evidence of insurability at the time you make your request. We do not require evidence of insurability if you change from Death Benefit Option 2 to Death Benefit Option 1. Any change in Death Benefit options will become effective on the first Monthly Anniversary Day on or after the date we receive and approve the request at our Operations Center.

If you change from Death Benefit Option 1 to Death Benefit Option 2, we will reduce a Policy's Specified Amount by the amount of that Policy's Account Value at the date of the change. We will not permit you to change from Death Benefit Option 1 to Death Benefit Option 2 if the change would result in a new Specified Amount of less than $100,000.

If you change from Death Benefit Option 2 to Death Benefit Option 1, we will increase the Specified Amount of a Policy by the amount of the Policy's Account Value at the date of the change. The change to Death Benefit Option 1 will generally reduce the Death Benefit payable in the future.

A change in the Death Benefit option may affect the monthly cost of insurance charge since this charge varies with the Net Amount at Risk. Generally, the Net Amount at Risk is the amount by which the Death Benefit exceeds Account Value. See ''Charges and deductions -- Deductions from Account Value -- The monthly deductions.'' If the Policy's Death Benefit is not based on the death benefit percentage under Death Benefit Option 1 or Death Benefit Option 2, changing from Option 2 to Option 1 will generally decrease the Net Amount at Risk. Therefore, this change may decrease the cost of insurance charges. Changing from Death Benefit Option 1 to Death Benefit Option 2 will generally result in a Net Amount at Risk that remains level. However, such a change will result in an increase in the cost of insurance charges over time. This results because the cost of insurance rates increase with the Insured's age. Changing the Death Benefit option may have tax consequences. You should consult a tax adviser before changing the Death Benefit option.

CHANGING THE TARGET DEATH BENEFIT

You may change the Target Death Benefit under a Policy subject to the conditions described below. We will not accept the request for an increase in Target Death Benefit if the Insured is over our current maximum age for issuing the Policy or if the request is for less than the minimum amount of a change as specified in the Policy. We offer an Adjustable Term Insurance Rider that may be more cost effective for you than increasing the Specified Amount under a Policy.

We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. However, changing the Target Death Benefit may have other tax consequences. You should consult a tax adviser before changing the Target Death Benefit.

INCREASES

..   You may make scheduled increases of the Target Death Benefit when you apply for the Policy or later when you make an unscheduled increase in the Target Death Benefit. Scheduled increases will be effective on the date you request.

..   You may only schedule increases of the Target Death Benefit by purchasing and increasing the amount under the Adjustable Term Insurance Rider.

..   While the Insured is living, you may apply for an unscheduled increase in the Target Death Benefit using a supplemental application. You will have to submit evidence satisfactory to us that the Insured is insurable, and we will not permit an increase in the Target Death Benefit after the Insured's Attained Age 81 (or Attained Age 70 for Policies issued on a guaranteed issue basis). Unscheduled increases must be in increments of $10,000.

..   Any unscheduled increase will be effective on the Monthly Anniversary Day that coincides with or follows our approval of your request.

                                DEATH BENEFITS

..   Unless you indicate otherwise, we will assume that any request for an unscheduled increase to the Target Death Benefit to be a request for an increase to the Specified Amount.

..   An unscheduled increase in Specified Amount will increase the Target Death
    Benefit by an equal amount so that the Adjustable Term Insurance Rider amount will remain unchanged after the increase.

..   An approved increase is subject to deduction of the first month's increased cost of insurance from Account Value.

..   An unscheduled increase in Specified Amount will create a new ''coverage segment.'' We will allocate Account Value after the increase first to the original coverage segment, and then to each coverage segment in order of the increases.

..   You will incur additional sales charges associated with the increase.

..   We will calculate the sales charge for the increase in a similar way as for the original Specified Amount. We will allocate premiums you pay after the increase to the original and the new coverage segments in the same proportion that the guideline annual premiums (as defined by federal tax law) for each coverage segment bear to the sum of the guideline annual premiums for all segments. We will adjust the Target Premiums and the required premiums under the guaranteed death benefit rider, if applicable.

..   If the Target Death Benefit is increased when a premium payment is received, we will process the increase before we process the premium payment.

..   If an unscheduled increase creates a new coverage segment of Specified
    Amount, the Account Value under a Policy will be allocated:

  .   first, to the original coverage segment; and

  .   second, to each coverage segment in order of increases.

..   We will allocate coverage segments in the same proportion that the guideline annual premium for each segment bear to the sum of the guideline annual premiums for all coverage segments.

..   Increasing the Specified Amount will generally increase the base death benefit of a Policy, and could affect the subsequent level of base death benefit and Account Value under the Policy.

DECREASES

..   You may decrease the Target Death Benefit by submitting a written application to us at our Operations Center. The decrease will take effect on the Monthly Anniversary Day following the date we approve it.

..   Any decrease in Specified Amount will reduce the Target Death Benefit of a
    Policy. We only allow decreases in Target Death Benefit of at least $10,000.

..   You may not decrease the Specified Amount below $100,000.

..   During the grace period, we will not allow a decrease unless the Account
    Value less any Outstanding Debt is greater than our estimate of the monthly deduction to be made on the next Monthly Anniversary Day.

..   We will apply decreases in the Target Death Benefit in the following order:

   1. First to reduce the coverage segments of Adjustable Term Insurance Rider associated with the most recent increases; then

   2. To the next most recent increases of Adjustable Term Insurance Rider successively; then

   3. To the original coverage segment of Adjustable Term Insurance Rider; and

   4. After all coverage segments of Adjustable Term Insurance Rider have been entirely eliminated, then coverage segments of the Specified Amount will be reduced in a similar order.

..   If the Specified Amount is decreased when a premium payment is received, we will process the decrease before we process the premium payment.

..   Rider coverages may be affected by a decrease in Specified Amount.

..   We will reject a decrease in Specified Amount, if to effect the decrease payments to you would have to be made from Account Value for compliance with the guideline premium limitations and the amount of the payments would exceed the Cash Value of your Policy.

..   A decrease may not cause the remaining Specified Amount to be less than the amount necessary for the Policy to qualify as life insurance under
    Section 7702 of the Code.

..   If a requested change is not approved, we will send you a written notice of our decision.

..   Changes in any additional adjustable term insurance amount will be subject to the same rules discussed above for Specified Amount changes.

                                DEATH BENEFITS

10. Optional insurance benefits

--------------------------------------------------------------------------------

Subject to availability and certain requirements, you may elect to add one or more of the optional insurance benefits described below. These optional benefits are added to your Policy by an addendum called a ''rider.'' The amounts of these benefits are fully guaranteed when issued. As applicable, a charge is deducted monthly from the Fund Value for each optional benefit added to your Policy. You can cancel these benefits at any time.

The Company or your financial professional can provide you with more information about these optional insurance benefits. Some of these benefits may be selected only when you apply for your Policy. Some benefits are not available in combination with others and may not be available in your State. In addition, adding or canceling these benefits may have an effect on your Policy's status as a modified endowment contract. We can add, delete or modify the riders we are making available at any time before they become an effective part of your policy.

See ''Tax considerations'' for certain possible tax consequences of and limitations on adding or deleting optional insurance benefits.

ADJUSTABLE TERM INSURANCE RIDER

You may elect the Adjustable Term Insurance Rider as a portion of the total Death Benefit. This Rider provides adjustable term life insurance on the life of an Insured, which is annually renewable until the Insured's attained age 95. The amount of coverage provided by the Rider varies over time.

When we issue a Policy, we establish a schedule of death benefit amounts called the ''Target Death Benefit.'' The Target Death Benefit may be varied as often as each Policy year, and subject to our rules, may be changed after issue. See ''Death Benefits Under the Policy.''

The amount of the Adjustable Term Insurance Rider in effect at any time is equal to the difference between the scheduled Target Death Benefit and the base death benefit. The Rider is dynamic; it adjusts for variations in the base death benefit under a Policy (e.g., changes resulting from the federal income tax law definition of life insurance) so that the Target Death Benefit remains level. We generally restrict the amount of the Target Death Benefit at issue to an amount not more than 900% of the Specified Amount.

For example, assume the base death benefit varies according the following schedule. The Adjustable Term Insurance Rider will adjust to provide Death Benefit proceeds equal to the Target Death Benefit each year.

------------------------------------------------------------
                                        TERM INSURANCE RIDER
BASE DEATH BENEFIT TARGET DEATH BENEFIT        AMOUNT
------------------------------------------------------------
     $500,000            $550,000       $50,000
------------------------------------------------------------
     $501,500            $550,000       $48,500
------------------------------------------------------------
     $501,250            $550,000       $48,750
------------------------------------------------------------

Since the Adjustable Term Insurance Rider is dynamic, it is possible that the Rider may be eliminated entirely as a result of increases in the base death benefit. Using the above example, if the base death benefit grew to $550,000, the Adjustable Term Insurance Rider would be reduced to zero. (It can never be reduced below zero). Even though the Rider amount is reduced to zero, the Rider will remain in effect until it is removed from the Policy. Therefore, if the base death benefit is subsequently reduced below the Target Death Benefit, a Rider amount will reappear as needed to maintain the Target Death Benefit at the requested level.

There is no defined premium for the Adjustable Term Insurance Rider. We add the cost of the Rider to the monthly deductions, and it is based on each Insured's Attained Age and risk class. We may adjust the rate charged for the Rider from time to time, but any rate will remain the same for one year. The rate will never exceed the guaranteed cost of insurance rates for the Rider for that Policy year. The cost of the Rider is added to our calculation of the Target Premium.

There may be times in which it will be to your economic advantage to include a significant portion of your insurance under the Adjustable Term Insurance Rider. These circumstances depend on many factors, including the premium levels and amounts and duration of coverage you choose, as well as the age, sex, and rate class of the Insured.

ENHANCED CASH VALUE RIDER

At no cost to you and if you elect this benefit, we will add the Enhanced Cash Value Rider to your Policy when we issue the Policy. During the first eight Policy years, if you meet the conditions of the Rider, this benefit will increase your Cash Value when you make a full surrender of the Policy. The enhancement amount, however, is not added to your Account Value should you make a partial surrender, take a loan from your Policy, or if you surrender your Policy by means of an exchange.

Specifically, during the first eight Policy years (and if the conditions of the Rider are met), we will increase the amount payable upon full surrender of the Policy by a minimum additional percentage of Cash Value in each Policy year as follows:

-------------------------------------------
POLICY YEAR ENHANCED CASH VALUE PERCENTAGE*
-------------------------------------------
     1                   1.50%
-------------------------------------------
     2                   1.75%
-------------------------------------------
     3                   1.75%
-------------------------------------------
     4                   1.50%
-------------------------------------------
     5                   1.00%
-------------------------------------------
     6                   0.75%
-------------------------------------------
     7                   0.50%
-------------------------------------------
     8                   0.25%
-------------------------------------------
9 and later              0.0%
-------------------------------------------

* The minimum percentages shown may not apply to all policies. Contact your financial professional for the percentage that applies to your policy.

We will continue to deduct any Outstanding Debt from the amount payable at full surrender. Coverage under the Enhanced Cash Value

                          OPTIONAL INSURANCE BENEFITS

Rider will end on the earliest of: (a) the date your Policy goes out of force;
(b) the eighth Policy anniversary of your Policy; or (c) the Valuation Date we receive your request to terminate the Rider. Please see the Rider for more details. The Enhanced Cash Value Rider may affect the calculations to determine whether your policy satisfies the definition of ''life insurance contract'' under Section 7702 of the Code. In some cases, this may result in the payment of a higher alternative death benefit as described in the Death Benefits section discussion on Death Benefit compliance under section 7702 of the Code.

GUARANTEED DEATH BENEFIT RIDER

When applying for a Policy, you may elect the Guaranteed Death Benefit Rider. This Rider may extend the period the Specified Amount of the Policy remains in effect. Premiums (less any partial surrenders and their fees) at least equal to the cumulative Monthly Guaranteed Premium must have been paid and the Account Value of the Policy must exceed Outstanding Debt for the Rider to remain in effect.

If the premiums you have paid do not equal or exceed this amount, the Rider will automatically end, subject to your policy's grace period. In addition, this Rider will automatically end at the Insured's age 95 (''Guarantee Period''). An extra charge will be deducted monthly from the Account Value during the Guarantee Period. This charge will end at the conclusion of the Guarantee Period, and it will end if on any Monthly Anniversary Day you have not paid the amount of premiums the Rider requires you to pay.

On each Monthly Anniversary Day, we test to determine whether you have paid the amount of premiums required to keep the Guaranteed Death Benefit Rider in effect. To remain in effect, we make two tests. Under the first test the Account Value must exceed Outstanding Debt. Under the second test, we total the actual premiums you have paid for the Policy and subtract the amount of partial surrenders (and associated fees). The result must equal or exceed:

..   the Monthly Guaranteed Premium for the Rider, multiplied by

..   the number of complete months since the Policy Date.

If the Policy meets both tests on the Monthly Anniversary Day, the Rider remains in effect until the next Monthly Anniversary Day. If the Policy fails to meet either test, we will send you a notice that requires you to pay additional premiums within the time specified in the notice. This time is called the ''grace period.'' If you fail to pay the additional premiums required, the Guarantee Period, and therefore the Rider, will end. Please refer to your Rider for additional information on the Guaranteed Death Benefit Rider.

MATURITY EXTENSION RIDER

The maturity date for this Policy is the Policy anniversary on which the Insured is age 95. If the Insured is living on the maturity date, we will pay to you, as an endowment benefit, the Account Value of the Policy less Outstanding Debt. See ''Tax considerations'' for the treatment of an endowment benefit. Ordinarily, we pay within seven days of the Policy anniversary. Payments may be postponed in certain circumstances. See ''Payments.''

At your option, payment of the benefit may be deferred until the date of the Insured's death. Death Proceeds payable immediately after the maturity date equal the Surrender Value of the Policy multiplied by the death benefit percentage at the Insured's age 95. Premiums will not be accepted, nor will monthly deductions be made, after the maturity date.

The tax consequences of continuing the Policy beyond the Insured's 95th year are unclear. You should consult a tax adviser if you intend to keep a Policy in force beyond the Insured's 95th year.

                          OPTIONAL INSURANCE BENEFITS

11. Accessing your money

--------------------------------------------------------------------------------

SURRENDER

You may surrender the Policy at any time by sending a written request and your Policy to our Operations Center. The Policy will terminate at end of the Valuation Date we receive your request. Unless an optional payment plan is chosen, any proceeds will be paid to the Owner in a lump sum. The amount payable on surrender is the Cash Value on the date of surrender plus any amount added by the Enhanced Cash Value Rider and less any Outstanding Debt.

A surrender may have adverse tax consequences. See ''Tax considerations.''

PARTIAL SURRENDER

You may request a partial surrender of Account Value at any time. We will process the partial surrender on the Valuation Date we receive it. We currently do not limit the number of partial surrenders you may make in a policy year, although we reserve the right to limit this number to 12.

Your partial surrender must be for at least $500 (plus its fee). We will not allow a partial surrender if your Account Value after the partial surrender (including the partial surrender fee) would be less than $500 or would result in a Target Death Benefit of less than $100,000 (with at least $50,000 of the Target Death Benefit being Specified Amount in force - i.e., the minimum amount of Target Death Benefit and Specified Amount necessary to issue the Policy).

We will deduct the partial surrender (plus the applicable fee) proportionately from your Account Value in each subaccount, Guaranteed Interest Account, and the Fixed Separate Account.

EFFECT OF PARTIAL SURRENDERS ON ACCOUNT VALUE AND DEATH BENEFIT PROCEEDS

If you make a partial surrender and you selected Death Benefit Option 1, we will decrease the Specified Amount of your Policy by the amount of the partial surrender (plus its fee). If you selected Death Benefit Option 2, a partial surrender will not change the Specified Amount of your Policy. However, if the Death Benefit is not equal to the Account Value times a death benefit percentage, we will reduce the Death Benefit by the amount of the partial surrender (including its fee). Under either Death Benefit Option, if the Death Benefit is based on the Account Value times the applicable death benefit percentage, the Death Benefit may decrease by an amount greater than the partial surrender.

There is a fee for each partial surrender of the lesser of 2.0% of the amount surrendered or $25.

Partial surrenders may have adverse tax consequences. See ''Tax considerations.''

LOANS

You may borrow up to 90% of Account Value under the Policy (less any Outstanding Debt on the date of the loan) by writing us at our Operations Center. The minimum amount you may borrow is $250. (If you request a loan on a Monthly Anniversary Day, the maximum loan is reduced by the monthly deduction due on that day). The Policy is the only security for the loan. A loan may have tax consequences. Please consult a tax adviser before borrowing from the Policy.

To secure a loan, we transfer an amount equal to the loan proceeds from Account Value in the Variable Account K and/or the Guaranteed Interest Account or the Fixed Separate Account to our Loan Account. We will allocate the amount of the loan against the Guaranteed Interest Account, the Fixed Separate Account, and/or each subaccount in the Variable Account K in the same proportion that Account Value held in the Guaranteed Interest Account, the Fixed Separate Account, and/or each subaccount bears to total Account Value. The Loan Account is part of our General Account. We pay interest monthly on amounts allocated to our Loan Account at an annual rate not less than 3.0%. The tax consequences associated with loans after the tenth policy year are unclear and a tax adviser should be consulted about such loans. If when you are repaying a loan the amount of your repayment exceeds your Outstanding Debt, we will allocate the excess to the Variable Account K, the Guaranteed Interest Account, and the Fixed Separate Account pursuant to your most recent allocation instructions.

We normally pay the amount of the loan within seven calendar days after we receive a proper request for a loan at our Operations Center. We may postpone payment of a loan under certain conditions. See ''Payments.''

We charge interest on a loan at a maximum annual rate of 4.60%. Loan interest is payable in arrears on each Policy anniversary. If you do not pay interest when due, it will be added to the amount of the loan and accrue interest accordingly. To secure this ''new'' loan, we will deduct amounts from the Account Value of each subaccount, and/or the Guaranteed Interest Rate or the Fixed Separate Account in the same proportion that each bears to total Account Value on the Policy anniversary.

You may repay all or part of the Outstanding Debt (i.e., your loan amount plus interest on the loan) at any time while the Policy is in effect by sending the repayment to our Operations Center. YOU MUST CLEARLY MARK A PAYMENT AS A LOAN OR INTEREST PAYMENT FOR IT TO BE TREATED AS SUCH. If a payment is not identified as a loan repayment, it will be treated as a premium payment. If a loan repayment is made which exceeds Outstanding Debt, we will consider the excess to be part of a Scheduled Premium, and the payment will be subject to the rules on acceptance of premium payments.

Upon each loan repayment, we will transfer an amount equal to the loan repayment from the Loan Account to the Variable Account K, the Guaranteed Interest Account, and the Fixed Separate Account according to your current premium allocation instructions, unless you specify otherwise.

                             ACCESSING YOUR MONEY

We will deduct any Outstanding Debt from surrender value and Death Benefit proceeds payable at the Insured's death. We also deduct such amount from any Fund Value proceeds payable at maturity.

EFFECT OF LOANS

A loan affects the Policy because we reduce Death Benefit proceeds and surrender value under a Policy by the amount of Outstanding Debt. Repaying the loan causes the Death Benefit proceeds and Account Value to increase by the amount of the repayment. As long as there is Outstanding Debt, we will hold an amount in the Loan Account equal to the loan amount as collateral. This amount is not affected by the Variable Account's investment performance or interest we credit on amounts allocated to the Guaranteed Interest Account or the Fixed Separate Account. Amounts transferred from the Variable Account K as collateral will affect Account Value because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment performance of the Variable Account K. A loan may have adverse tax consequences. See ''Tax considerations.''

                             ACCESSING YOUR MONEY

12. Termination

--------------------------------------------------------------------------------


GENERAL

If on any Monthly Anniversary Day, the Account Value (less Outstanding Debt) under a Policy is not sufficient to pay the current monthly deduction, we will deduct the amount that is available and we shall send the Owner (and any assignee of record) a notice of insufficient value. A grace period of 61 days from the date of the notice of insufficient value will be allowed for payment. If you do not pay the required premium, the Policy will lapse.

AMOUNTS YOU MUST PAY TO PREVENT LAPSE

If you receive a notice of insufficient value and the Guaranteed Death Benefit Rider is not in effect, you must pay the amount stated in the notice during the grace period to keep a Policy in effect. In general, the amount will equal:

   a) any balance needed for the monthly deduction; plus

   b) any accrued loan interest due during the grace period; plus

   c) an amount equal to two monthly deductions, or if greater, the number of monthly deductions until the next Scheduled Premium due date.

If you elect the Guaranteed Death Benefit Rider, however, the Specified Amount of your Policy will not lapse during the guarantee period of the rider even if your Account Value less Outstanding Debt is not sufficient to cover all deductions from Account Value on any Monthly Anniversary Day, provided that the test for continuation of the guarantee period set forth in your rider has been met.

A POLICY WILL REMAIN IN EFFECT DURING THE GRACE PERIOD

A Policy will remain in effect through the grace period. This means that if the Insured should die during the grace period, a Death Benefit would still be payable, although we would reduce the Death Benefit proceeds by the unpaid monthly deduction and by the amount of any Outstanding Debt. If you do not pay the required premium before the grace period ends, the Policy will terminate. It will have no value and no benefits will be payable. We will allocate required premium payments made during the grace period among the subaccounts and/or the Guaranteed Interest Account and the Fixed Separate Account according to your current Scheduled Premium allocation instructions. We will charge any monthly deduction due to the subaccounts, the Guaranteed Interest Account, and the Fixed Separate Account on a proportional basis.

REINSTATEMENT

If you have not surrendered your Policy and it is before the maturity date, you may reinstate your Policy within five years after the Monthly Anniversary Day preceding the beginning of the grace period.

The effective date of a reinstatement will be the Monthly Anniversary Day on or immediately preceding the date we approve the application for reinstatement. To reinstate your Policy, you must provide us the following items:

   1. a written application from you received at our Operations Center within five years after the Monthly Anniversary Day preceding the beginning of the grace period;

   2. satisfactory evidence to us of the Insured's insurability;

   3. payment of a premium large enough to:

      a. pay the balance needed during the grace period as described in the ''Amounts you must pay to prevent lapse'' section above; and

      b. keep the Policy in effect for at least three months from the reinstatement date; and

   4. payment or reinstatement of any Outstanding Debt you owe us on the Policy, plus payment of interest on reinstated Outstanding Debt from the date of reinstatement to the next succeeding Policy anniversary at the rate that applies to Policy loans on the date of reinstatement.

   5. Payment of a $150 reinstatement fee.

At the time of reinstatement, we will allocate Account Value minus, if applicable, Outstanding Debt among the subaccounts, the Guaranteed Interest Account, and the Fixed Separate Account pursuant to your most recent Scheduled Premium allocation instructions.

                                  TERMINATION

13. Payments

--------------------------------------------------------------------------------


You may send your written request for payment by U.S. mail, or transfer request by U.S. mail or fax, to our Operations Center. We will ordinarily pay Death Benefit, surrender, partial surrender, or loan proceeds allocated from the Subaccounts, and effect transfers among the Subaccounts or from the Variable Account K to the Guaranteed Interest Account or Fixed Separate Account within seven days of receiving all the information required for processing a payment.

Other than Death Benefit Proceeds, which we determine as the date of the Insured's death, the amount we pay or transfer, as appropriate, is as of the end of the Valuation Date during which our Operations Center receives all required documents. We may pay our surrender Proceeds or Death Benefit Proceeds as a lump sum or under one of our Settlement Options. See ''Settlement options.'' Any Death Benefit Proceeds that we pay in one lump sum will include interest from the date of the Insured's death to the date of payment. The interest we pay will be not less than 2.75% annually.

We may postpone for up to six months from the date we receive your request any partial surrender payments, full surrender payments, or loan payment that involves a determination of Account Value held in the Guaranteed Interest Account or the Fixed Separate Account. We also may delay the calculation of payment if such a payment or transfer of amounts is based on investment performance of the Subaccounts and if:

..   the New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

..   an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets.

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators. In addition, we may be required to block an Owner's account and thereby refuse to honor any request for transfers, surrenders, partial surrenders, loans or Death Benefits until instructions are received from the appropriate regulator.

                                   PAYMENTS

14. Charges and Deductions

--------------------------------------------------------------------------------


We will deduct the charges described below to cover our costs and expenses, services provided, and risks assumed under the Policies. We incur certain costs and expenses for the distribution and administration of the Policies and for providing the benefits payable thereunder.

Services and benefits we provide:

..   the Death Benefit, surrender benefit and loan benefit under the Policy;

..   Investment Options, including premium allocations;

..   administration of elective benefits; and

..   the distribution of reports to Owners.

Costs and expenses we incur:

..   processing applications for and issuing the Policies;

..   maintaining records;

..   administering settlement options;

..   furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);

..   reconciling and depositing cash receipts;

..   those associated with underwriting applications and increases in Specified
    Amount;

..   sales and marketing expenses including compensation paid in connection with the sales of the Policies;

..   providing toll-free inquiry services;

..   other costs of doing business, such as federal, state and local premium taxes and other taxes and fees.

The risks we assume include:

..   that an Insured may live for shorter period of time than estimated, resulting in the payment of greater Death Benefits than expected; and

..   that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the sales charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

DEDUCTIONS FROM PREMIUMS

We deduct a sales charge and a tax charge from your gross premium before we apply the Net Premium to your Account Value. The sales charge compensates us for the cost of distributing the Policies. We deduct the sales charge of 9% from the gross premium only up to the Target Premium during the first 10 Policy years and during the 10 Policy years after an increase in Specified Amount.

The Target Premium is an amount equal to the maximum amount of premium which may be paid for a Policy under Death Benefit Option 1 without violating the limits of the federal income tax law definition for modified endowment contract. See ''Modified Endowment Contracts.'' The Target Premium is not based on Scheduled Premiums. The Target Premium for the Policy and Specified Amount coverage segments added since the Policy Date will be stated in the Policy.

We may refund a portion of the sales charges we previously deducted from your premium payments to you should you surrender your Policy in the first 3 Policy years and your Policy is not in default. No refund will be paid if the Policy is in default. The amount of refund is as follows:

---------------------------------------------------------------------
YEAR OF SURRENDER   AMOUNT OF REFUND
---------------------------------------------------------------------
First Policy year   Sum of all sales charges in that year
Second Policy year  66.67% of sales charges in the first Policy year
Third Policy year   33.33% of sales charges in the first Policy year
---------------------------------------------------------------------

This feature may affect the calculations to determine whether your policy satisfies the definition of ''life insurance contract'' under Section 7702 of the Code. In some cases, this may result in the payment of a higher alternative death benefit as described in the Death Benefits section discussion on Death Benefit compliance under section 7702 of the Code.

We also deduct a tax charge for state and local premium taxes and for federal tax on deferred acquisition costs. The charge for state and local premium taxes currently is 0 - 5% of each premium payment depending on applicable state law. The charge for federal tax deferred acquisition costs of the Company is currently 1.25% of your premium payment, and is used to cover our estimated cost for federal income tax treatment of deferred acquisition costs. We will not deduct the charge for federal tax deferred acquisition costs where premiums received from you are not subject to the federal tax deferred acquisition cost provisions.

We reserve the right to increase or decrease the charge for taxes due to any change in tax law or due to any change in the cost to us.

DEDUCTIONS FROM ACCOUNT VALUE -- THE MONTHLY DEDUCTIONS

We take a monthly deduction from Account Value on each Monthly Anniversary Day. A monthly deduction is equal to the sum of:

..   the cost of insurance charge;

..   mortality and expense risk charge;

..   the administrative charge; and

..   if applicable, any rider charge.

                            CHARGES AND DEDUCTIONS

COST OF INSURANCE CHARGE. We assess a monthly cost of insurance charge to compensate us for insuring the Death Benefit (i.e., the anticipated cost of paying a Death Benefit that exceeds your Account Value). The cost of insurance charge depends on the Insured's issue age (or age on the effective date of increase of Specified Amount), gender, risk class, and the duration of the Policy (or the increase in Specified Amount) and may vary from Policy to Policy and Monthly Anniversary Day to Monthly Anniversary Day.

We currently place Insureds into the following risk classes when we issue a
Policy: Preferred Nonsmoker, Preferred Smoker, Standard Non-smoker, Standard Smoker, Guaranteed Issue Nonsmoker, Guaranteed Issue Smoker, or Substandard Class. The original risk class applies to the initial Specified Amount. A different risk class may apply to any unscheduled increase, based on the Insured's circumstances at the time of the increase in Specified Amount.

We calculate the insurance rate separately for the initial Specified Amount and for any increase in Specified Amount. The cost of insurance rate generally increases with the age of the Insured.

We may change the insurance rates from time to time at our sole discretion, but we guarantee that the insurance rates we charge will never exceed the maximum rates shown in your Policy. These rates are based on the 1980 Commissioners' Standard Ordinary Mortality Tables. The maximum insurance rates are based on the Insured's age nearest his or her birthday at the start of the Policy year. The rates we currently charge are, at most ages, lower than the maximum permitted under the Policy, and depend on our expectation of future experience with respect to investment earnings, mortality, expenses, persistency, and taxes. A change in rates will apply to all persons of the same age, gender (where applicable), and risk class and whose Policies have been in effect for the same length of time.

Our current and guaranteed insurance rates distinguish between women and men. We offer Policies based on unisex mortality tables if required by state law.

We determine the cost of insurance for an Insured on the Policy Date and thereafter on each Monthly Anniversary Day. We determine it separately for each of the following, in the order shown:

   (A)the initial Specified Amount and any Adjustable Term Insurance Rider;

   (B)each increase in Specified Amount or each increase in Adjustable Term Insurance Rider, successively, in the order in which it took effect; and

   (C)the excess of the Death Benefit over the Specified Amount or Adjustable Term Insurance Rider due to corridor death benefit percentages then in force.

We calculate the cost of insurance for each of (A), (B), and (C) above by multiplying the insurance rate by its Net Amount at Risk. The factors that affect the Net Amount at Risk include investment performance, payment of premiums, and charges to the Policy. The insurance rate that applies to paragraph (C) is the same as the rate that applies to the most recent increase in Specified Amount. If there has been no increase in the Specified Amount, the rate for the initial Specified Amount (as shown in the Policy) applies.

Lower cost of insurance rates are offered at most ages for Insureds who qualify for the standard underwriting class and whose applications are fully underwritten (i.e., subject to evidence of the Insured's insurability). Current insurance rates are generally higher for Policies issued on a guaranteed issue basis, where evidence of insurability is not required and only limited underwriting information is obtained when underwriting on a guaranteed issue basis. Policies issued to employers, trustees and similar entities are often issued on a guaranteed issue basis. Therefore, Policies in this underwriting class may present an additional mortality expense to us relative to fully underwritten Policies. The additional risk is generally reflected in higher current insurance rates guaranteed not to exceed the 1980 Commissioners' Standard Ordinary Mortality Tables.

You may generally ask us to review the tobacco habits of an insured person of attained age 18 or over in order to change the charge from tobacco user rates to non-tobacco user rates. The change, if approved, may result in lower future cost of insurance rates beginning on the effective date of the change to non-tobacco user rates.

The change will be based upon our general underwriting rules in effect at the time of application, and may include criteria other than tobacco use status as well as a definition of tobacco use different from that applicable at the time this policy was issued.

Similarly, after the first policy year, you may generally request us to review the insured person's risk class to see if they qualify for a reduction in future cost of insurance rates. Any such change will be based upon our general underwriting rules in effect at the time of application, and may include various criteria.

For more information concerning possible limitations on any ratings changes, please see ''Future (2009 or later) increases in benefits or coverage, addition of riders, or certain other policy changes'' in ''Tax considerations'' later in this prospectus.

The change in rates, if approved, will take effect at the beginning of the policy month that coincides with or next follows the date we approve your request. This change may have adverse tax consequences.

We may offer insurance coverage up to $2.5 million on a guaranteed issue or simplified issue basis under Policies in a single case that meet our requirements at the time of Policy issue.

MORTALITY AND EXPENSE RISK CHARGE. We deduct a mortality and expense risk charge to compensate us for assuming mortality and expense risks under the Policies. The mortality risk is that Insureds, as a group, may live for a shorter period of time than we estimate, and therefore, the cost of insurance charges specified in the Policy will not be sufficient to meet our actual claims. The expense risk we assume is that other expenses incurred in issuing and administering the Policies and operating the Variable Account K will be greater than the amount we estimated when we set the charges for those expenses.

The amount we charge for mortality and expense risk is as follows:

-------------------------------------------------------------
         POLICY YEAR                    CHARGE RATE
-------------------------------------------------------------
Years 1-10                     We will charge a monthly rate
                               of 0.05% (0.60% annually) of
                               the Account Value in the
                               Variable Account K.
-------------------------------------------------------------
Years 11+                      We guarantee a maximum
                               monthly rate of 0.0375%
                               (0.45% annually) of the
                               Account Value in the Variable
                               Account K. We may reduce this
                               charge.

                            CHARGES AND DEDUCTIONS

The mortality and expense risk charge is not assessed against the amount of the Policy Account Value allocated to the Guaranteed Interest Account, Fixed Separate Account, nor to amounts held in the Loan Account.

ADMINISTRATIVE CHARGE. We deduct a maximum charge of $12.50 each month to cover our costs of administering the policies. The administrative charge reimburses us for the administration and maintenance expenses of the policies. The administrative charge currently is $12.50 per month during the first three Policy years for Policies issued on a medically underwritten basis, and then becomes $7.50 per month on and after the third Policy anniversary. The administrative charge currently is $10.50 per month for Policies issued on a guaranteed issued basis, and then becomes $7.50 per month on and after the third Policy anniversary. We do not expect to profit from this charge.

OPTIONAL RIDER CHARGES. We deduct the charges for the optional riders you elect. The maximum amount of these charges is shown in the ''Fee table'' section of this prospectus. In addition, we discuss the charges for the guaranteed death benefit and the adjustable term insurance riders below.

If you elect the guaranteed death benefit rider, we will deduct a charge of $0.01 per $1,000 of Specified Amount per month during the term of the guaranteed death benefit rider. If you elect the adjustable term insurance rider, we will deduct a charge equal to the current cost of insurance rate times the Net Amount at Risk at the beginning of the Policy month.

SPECIAL SERVICES CHARGES

WE CURRENTLY DO NOT IMPOSE A CHARGE FOR SPECIAL SERVICES. However, we reserve the right, upon advance notice to you, to deduct a charge for providing the special services described below. These charges would be for compensating us for the expense of processing each special service. For certain services, we would deduct from your policy account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

.. WIRE TRANSFER CHARGE. We may charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

.. EXPRESS MAIL CHARGE. We may charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

.. POLICY ILLUSTRATION CHARGE. Currently, you are entitled to one free illustration each policy year. For each additional illustration, we may charge $25. The charge for this service can be paid (i) using a credit card acceptable to MONY America, (ii) by sending a check to our Operations Center, or (iii) by any other means we make available to you.

.. DUPLICATE POLICY CHARGE. We may charge $35 for providing a copy of your policy. The charge for this service can be paid (i) using a credit card acceptable to MONY America, (ii) by sending a check to our Operations Center, or (iii) by any other means we make available to you.

.. POLICY HISTORY CHARGE. We may charge a maximum of $50 for providing you a history of policy transactions. If you request a policy history of less than 5 years from the date of your request, there is no charge. If you request a policy history of more than 5 years but less than 10 years from the date of your request, the we may charge $25. For policy histories of 10 years or more, we may charge $50. For all policy histories, we reserve the right to charge a maximum of $50. The charge for this service can be paid (i) using a credit card acceptable to MONY America, (ii) by sending a check to our Operations Center, or (iii) by any other means we make available to you.

.. CHARGE FOR RETURNED PAYMENTS. For each payment you make in connection with your policy is returned for insufficient funds, we will charge a maximum of $25.

TRANSACTION AND OTHER CHARGES

PARTIAL SURRENDER FEE. We deduct a partial surrender fee of the lesser of $25 or 2.0% of the amount surrendered on each partial surrender.

TRANSFER OF ACCOUNT VALUE. We reserve the right to charge up to a maximum of $25 for each transfer you make after the 12th transfer. We currently do not assess this fee. If we do assess a transfer charge, we will allocate the transfer charge against the elected subaccounts and/or the Guaranteed Interest Account and/or the Fixed Separate Account from which you are requesting that Fund Value be transferred.

OTHER CHARGES. We may charge the subaccounts for federal income taxes that we incur and are attributable to the Variable Account K and its subaccounts. No such charge is currently assessed. In addition, there are fees and charges deducted from the assets of the Funds. These deductions are described in each Fund's prospectus.

PROJECTION REPORT CHARGE. You may request that we prepare a projection report at any time after the first policy anniversary by writing us at the Operations Center. The projection report will project future benefits and values under your Policy. We may charge you up to $25 for each projection report we prepare. We will bill you for this amount. This is not a charge that is deducted from your Fund Value. We currently do not assess this charge.

CORPORATE PURCHASERS -- REDUCTION OF CHARGES

For sales of the Policy to corporations, banks, institutions, or other business entities in situations where we expect to incur lower than normal expenses, we reserve the right to reduce or eliminate one or more of the charges or deductions described above or elsewhere in this Prospectus. We consider a number of factors to determine whether or not to expect expense reductions that would warrant a reduction or elimination of one or more charges or deductions. These may include but are not limited to:

..   the nature of the corporate, bank or institutional purchaser;

..   the case design;

..   whether the case is a Modified Endowment Contract;

..   the size of the case (either by number of insured lives and/or anticipated aggregate premium);

..   the planned funding pattern for the case;

..   the anticipated persistency of the case;

..   the total assets under management by policy owner;

..   reduced distribution expenses or reduced administrative expenses; or

..   any other factors that indicate reduced levels of risk, expenses or services to Owners.

In certain circumstances, charge and deduction reductions may be contractually guaranteed. Where there is no guarantee of such reductions, future experience with a category of reduced charge/deduction cases may cause us to discontinue or modify some or all of the reductions on a uniform basis for all Policies in the case.

                            CHARGES AND DEDUCTIONS

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15. Tax considerations

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INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service. There may be different tax consequences if you assign your policy or designate a new owner.

TAX STATUS OF THE POLICY

To qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Moreover, the manner in which the applicable requirements of the Internal Revenue Code should be applied to certain features of the policy with its term insurance rider is not directly addressed by this guidance. Thus, while the Company believes that a policy should satisfy the applicable requirements assuming the Owner has the requisite insurable interest, it is not clear whether a policy will in all cases (particularly with respect to policies issued on a substandard basis, due to lack of guidance on the matter) satisfy the applicable requirements to receive the tax treatment normally accorded life insurance policies under the federal tax law. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the policy as necessary in order to do so.

In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying Variable Account K assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the MONY America Variable Account K assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying Variable Account K assets.

In addition, the Code requires that the investments of MONY America Variable Account K be ''adequately diversified'' in order for the policies to be treated as life insurance policies for federal income tax purposes. It is intended that the Variable Account K, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that the death benefit under a policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax adviser should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in actual or constructive receipt of the policy cash value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a ''Modified Endowment Contract.''

An endowment benefit, that is, any proceeds payable as a maturity benefit, is not considered a death benefit and is subject to the tax treatment described below for surrender distributions.

MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance policies are classified as Modified Endowment Contracts, with less favorable income tax treatment than other life insurance policies. Due to the policy's flexibility with respect to premium payments and benefits, each policy's circumstances will determine whether the policy is a Modified Endowment Contract. In general, however, a policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the policy causes the policy to fail the ''7-pay test.'' A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven policy years, for example, as a result of a partial withdrawal, change in Death Benefit option, or decrease in Target Death Benefit or Specified Amount, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a ''material change'' in the policy's benefits or other terms, even after the first seven policy years, the policy may have to be retested as if it were a newly issued policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult with a competent adviser to determine whether a policy transaction will cause the policy to be classified as a Modified Endowment Contract.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED

ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified

                              TAX CONSIDERATIONS

   Endowment Contract will be treated first as distributions of gain taxable as ordinary income and then as tax-free recovery of the policy owner's investment in the policy only after all gain in the Policy has been distributed.

2) Loans taken from or secured by a policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

3) A 10 percent additional penalty tax is imposed on the amount subject to tax except where the distribution or loan is made when the policy owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary or designated beneficiary. A corporate or other non-natural person owner will not meet any of these exceptions.

If a policy becomes a Modified Endowment Contract, distributions that occur during the contract year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a policy within two years before it becomes a Modified Endowment Contract may be taxed in this manner. This means that a distribution made from a policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the policy owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for federal income tax purposes if policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with loans after the tenth policy year are less clear and a tax adviser should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a policy that is not a Modified Endowment Contract are subject to the 10 percent additional penalty tax.

INVESTMENT IN THE POLICY. Your investment in the policy is generally your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax-free.

POLICY LOANS. In general, interest on a policy loan will not be deductible. If a policy loan is outstanding when a policy matures, is canceled, surrendered or lapses, the amount deemed of the Outstanding Debt will be added to the amount distributed for tax purposes even though there will be no actual cash distribution for the outstanding loan amount, and will be taxed accordingly. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.

MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year can be treated as one Modified Endowment Contract for purposes of determining the amount includible in the policy owner's income when a taxable distribution occurs.

WITHHOLDING. Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen.

CONTINUATION OF POLICY BEYOND AGE 100. The tax consequences of continuing the policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the policy in force beyond the insured's 100th year.

PENSION AND PROFIT SHARING PLANS. A life insurance policy can be purchased and held by a qualified retirement plan subject to limitations of federal tax law and the terms of the retirement plan. As the rules governing qualified retirement plans are voluminous and complex and as their effect may differ depending on the terms of a particular plan document no attempt is made here to describe such rules. Persons purchasing the policy pursuant to a qualified retirement plan should consult with their own tax advisers.

BUSINESS AND EMPLOYER OWNED POLICIES. Any employer owned life insurance arrangement on an employee or director as well as any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to the rules discussed below. Also, careful consideration should be given to any other rules that may apply, including other possible pending or recently enacted legislative proposals.

REQUIREMENTS FOR INCOME TAX FREE DEATH BENEFITS. Federal tax legislation enacted in 2006 imposes additional new requirements for employer owned life insurance policies. The provisions can have broad application for contract owners engaged in a trade or business, or certain related persons. These requirements include detailed notice and consent rules, tax reporting requirements and limitations on those employees (including directors) who can be insured under the life insurance policy. Failure to satisfy applicable requirements will result in death benefits in excess of premiums paid by the owner being includible in the owner's income upon the death of the insured employee. Notice and consent requirements must be satisfied before the issuance of the life insurance policy or a material change to an existing life insurance policy.

The new rules generally apply to life insurance policies issued after August 17, 2006. Note, however, that material increases in the death benefit or other material changes will generally cause an existing policy to be treated as a new policy and thus subject to the new requirements. The term ''material'' has not yet been fully defined but is expected to not include automatic increases in death benefits in order

                              TAX CONSIDERATIONS
to maintain compliance of the life insurance policy tax qualification rules under the Code. An exception for certain tax-free exchanges of life insurance policies pursuant to Section 1035 of the Code may be available but is not clearly defined.

LIMITATIONS ON INTEREST DEDUCTIBILITY FOR BUSINESS OWNED LIFE INSURANCE. Ownership of a policy by a trade or business can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called ''split-dollar'' arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material change in a policy will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets. Special rules apply to insurance company owners of policies which may be more restrictive.

SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. It is possible that certain split-dollar arrangements may be considered to be a form of deferred compensation under Section 409A of the Code, which broadens the definition of deferred compensation plans, and subject such plans to new requirements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements or making any modifications to such arrangements.

ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Owner is subject to that tax.

OTHER TAX CONSIDERATIONS. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences in addition to gift and estate tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. This could include special rules for tax-exempt entities as well as for corporate or business uses of policies. Congress may also consider proposals to comprehensively reform or overhaul the U.S. tax retirement systems. For example, the President's Advisory Panel on Federal Tax Reform announced its tax reform options several years ago. These options make sweeping changes to many longstanding tax rules. Among the proposed options are the creation of new tax-favored savings accounts which would replace many existing qualified plan arrangements and would eliminate certain tax benefits currently available to newly purchased cash life insurance and deferred annuity products. We cannot predict what, if any, legislation will actually be proposed or enacted based on these options or what type of grandfathering will be allowed for existing life insurance policies. Consult a tax adviser with respect to legislative developments and their effect on the policy.

2009 OR LATER INCREASES IN BENEFITS OR COVERAGE, ADDITION OF RIDERS, OR CERTAIN OTHER POLICY CHANGES. In addition to the other tax effects that an increase or decrease in benefits under your policy may have as discussed earlier in this Tax information section, IRS Notice 2004--61 as modified by Notice 2006--95 provides special guidance concerning the mortality charge assumptions permitted for federal income tax testing purposes for certain changes made in 2009 or later to policies issued prior to 2009 based on 1980 CSO (''Commissioner's Standard Ordinary'') mortality tables.

The Notice provides a safe harbor which would not require certain 2009 or later changes to cause tax testing to become subject to the new 2001 CSO based tables. This safe harbor covers certain changes that are pursuant to the terms of the policy, including the addition or removal of a rider and an increase or decrease in the death benefit. Certain other transactions, such as a substitution of insured or ratings change, are not addressed. If we determine that a transaction would cause your policy to lose its ability to be tax tested under the 1980 CSO mortality tables under which your policy operates, we intend to refuse such 2009 or later transactions which might otherwise have been available under your policy, subject to our rules then in effect. We would take such action to help assure that your policy can continue to qualify as life insurance for federal tax testing under the 1980 CSO based tables. We may have additional guidance from the IRS before 2009 at which time such rules could begin to apply. However, there can be no assurance as to whether such guidance will be provided or what any such guidance may provide.

OUR INCOME TAXES

Currently we do not deduct a charge from the Variable Account K for federal income taxes. We reserve the right to charge MONY America Variable Account K for any future federal income taxes we may incur.

Under current laws, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                              TAX CONSIDERATIONS

16. Other Policy information

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POLICY ILLUSTRATIONS

Upon request, the Company will send you personalized illustrations of hypothetical future benefits under the Policy based on both guaranteed and current cost assumptions. You should obtain a personalized illustration before purchasing a Policy. Contact your agent or the Operations Center (1-800-947-3598) to obtain a personalized illustration. We reserve the right to charge you $25 for each policy illustration you request. We will bill you for this amount. This is not a charge that is deducted from your Fund Value.

RIGHT TO EXCHANGE POLICY

During the first 24 months following the Policy Date, you may exchange your Policy for one where the investment experience is guaranteed. To accomplish this, the entire amount in the subaccounts of the Variable Account K is transferred to the Guaranteed Interest Account. All future premiums are allocated to the Guaranteed Interest Account. This serves as an exchange of your Policy for the equivalent of a flexible premium universal life policy. See ''The Guaranteed Interest Account.'' No charge is imposed on the transfer when you exercise the exchange privilege.

MISSTATEMENT OF AGE OR GENDER

If the Insured's age or gender was misstated in an application, any Death Benefit will be adjusted to reflect the amount of coverage that would have been supported by the most recent monthly deduction under the Policy based on the then current insurance rate for the correct age and gender.

SUICIDE EXCLUSION

If the Insured commits suicide, while sane or insane, within two years from the issue date, we will limit the Death Benefit proceeds to the premium payments less any partial surrender amounts (and their fees) and any Outstanding Debt. If an Insured commits suicide, while sane or insane, within two years of the effective date of any unscheduled increase in the Specified Amount or Target Death Benefit, we will refund the cost of insurance charges made with respect to such increase.

INCONTESTABILITY

The Policy limits our right to contest a Policy as issued, as increased, or as reinstated, except for material misstatements contained in the application after it has been in force during the Insured's lifetime for a minimum period, generally for two years from the Policy issue date, or effective date of the increase in Specified Amount or reinstatement.

SETTLEMENT OPTIONS

Death Proceeds, maturity benefit, or surrender value will be paid in one lump sum, unless requested otherwise. Any part of the Proceeds can be left with us and paid under a payment plan. During the Insured's life, you can choose a plan. A Beneficiary can choose a plan if you have not chosen one at the Insured's death but not more than one month after Proceeds become payable. Please see your Policy for more information about the plans.

LEGAL PROCEEDINGS

The Company and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to an Owner's interest in the Variable Account K, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the Policies, or the distribution of the Policies.

VARIATIONS AMONG POLICIES

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your Policy. The Company or your financial professional can advise you about any variations that may apply to your Policy.

                           OTHER POLICY INFORMATION

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17. Additional information

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DISTRIBUTION OF THE POLICIES

The policies are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of MONY America Variable Account
K. The offering of the policies is intended to be continuous.

AXA Advisors is an affiliate of the Company, and AXA Distributors is an indirect wholly owned subsidiary of the Company. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for the Company's other life and annuity products.

The policies are sold by financial professionals of AXA Advisors and its affiliates. The policies are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

The Company pays compensation to both Distributors based on policies sold. The Company may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although the Company takes into account all of its distribution and other costs in establishing the level of fees and charges under its policies, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your policy. The Company, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the policy and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the policy, see "Summary of the policy" and "Charges and deductions" earlier in this Prospectus.

DISTRIBUTOR COMPENSATION. The Company pays compensation to the Distributors based on premium payments made on the policies ("premium-based compensation"). Premium-based compensation paid by the Company to the Distributors will generally not exceed 110% of the first year premiums paid. Thereafter, premium-based compensation shall not exceed 4.0% of premiums paid in years 2-10. Beginning in the sixth policy year, the Distributors will receive ongoing compensation based on account value of the policies sold ("asset-based compensation") up to a maximum of 0.10% annually of the Fund Value of the Policy. Upon any subsequent increase in Specified Amount, premium-based compensation will equal a maximum of 110% of the increase in premiums paid. Thereafter, compensation will return to the applicable base percentage of any additional premiums paid as described above. Your AXA Advisors financial professional will receive premium-based compensation in combination with ongoing annual compensation based on a percentage of the account value of the policy sold ("asset-based compensation"). The compensation paid by the Distributor varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. When a policy is sold by a Selling broker-dealer, the Selling broker-dealer, not the Distributor, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the policy. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.

AXA Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their policy.

AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable policies and policies offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

DIFFERENTIAL COMPENSATION. In an effort to promote the sale of the Company's products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of the Company's policy than it pays for the sale of a policy or other financial product issued by a company other than the Company. AXA Advisors may pay higher compensation on certain products in a class than others based on a group or sponsored arrangement, or between older and newer versions or series of the same policy. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve the Company's policies. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of the Company's policies than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of the Company's policies and products sponsored by affiliates.

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for

                            ADDITIONAL INFORMATION
those financial professionals to recommend the Company's policy over a policy or other financial product issued by a company not affiliated with the Company. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

Compensation payments to AXA Distributors include payments to cover operating expenses and marketing services under the terms of AXA Equitable's distribution agreements with AXA Distributors.

ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. AXA Distributors may pay, out of their assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of the Company's products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the policy owner. Payments may be based on ongoing sales, on the aggregate account value attributable to policies sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, AXA Distributors increases the marketing allowance as certain sales thresholds are met. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of the Company's products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). AXA Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain Company policies exclusively.

These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of the Company's policies over policies and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2012) received additional payments. These additional payments ranged from $200 to $5,352,846. The Company and its affiliates may also have additional business arrangements with Selling broker-dealers. For more information, ask your financial professional.

1st Global Capital Corporation
Allstate Financial Services
American Portfolios Financial Services
Ameriprise Financial Services, Inc.
Ash Brokerage Corporation
BBVA Compass Investment Solutions, Inc.
CCO Investment Services Corporation
Centaurus Financial, Inc.
Citigroup Global Markets, Inc.
Commonwealth Financial Network
CUSO Financial Services, L.P.
Farmers Financial Solutions
Financial Network Investment Corporation
First Allied Securities, Inc.
First Citizens Investor Services, Inc.
First Tennessee Brokerage, Inc.
Geneos Wealth Management, Inc.
H.D. Vest Investment Securities, Inc.
Harvest Capital, LLC
ING Financial Partners
Investacorp, Inc.
Investment Professionals, Inc.
Investors Capital Corporation
James T. Borello & Co.
Janney Montgomery Scott, LLC
Key Investment Services, LLC
LPL Financial Corporation
Lucia Securities
Meridian Financial Group
Merrill Lynch Life Agency Inc.
Morgan Keegan & Co., Inc.
Morgan Stanley Smith Barney
Multi-Financial Securities Corporation
National Planning Holdings, Inc.
Next Financial Group, Inc.
NFP Securities, Inc.
PNC Investments
Prime Capital Services
PrimeVest Financial Services, Inc.
Raymond James Financial Services
RBC Capital Markets Corporation
Robert W Baird & Company
Securities America, Inc.
Stifel, Nicolaus & Company, Inc.
Summit Brokerage Services, Inc
SunTrust Investments
The Advisor Group
Transamerica Financial Advisors, Inc.
Triad Advisors
U.S. Bancorp Investments, Inc.
UBS Financial Services, Inc.
Wells Fargo Network

OTHER INFORMATION

We filed a registration statement with the SEC under the Securities Act of 1933, as amended, for the Policies being offered here. This Prospectus does not include all of the information set forth in the registration statement (including the Statement of Additional Information), its amendments, and exhibits. Statements in this Prospectus about the content of the Policies and other legal instruments are summaries. For the complete text of those Policies and instruments, please refer to those documents as filed with the SEC. You may obtain these documents from the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees, or by assessing the SEC's web-site at http://www.sec.gov.

                            ADDITIONAL INFORMATION

18. Financial statements

--------------------------------------------------------------------------------

The audited financial statements of MONY America Variable Account K and the Company are set forth in the Statement of Additional Information.

These financial statements have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies. You should not consider the financial statements of the Company as affecting investment performance of assets in the Variable Account.

PricewaterhouseCoopers LLP also provides independent audit services and certain other non-audit services to the Company as permitted by the applicable SEC independence rules.

PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

                             FINANCIAL STATEMENTS

Appendix A: Glossary

--------------------------------------------------------------------------------

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

ACCOUNT VALUE - The sum of the amounts under the Policy held in each subaccount of MONY America Variable Account K, the Guaranteed Interest Account, the Fixed Separate Account and the Loan Account.

ATTAINED AGE - The Insured's age on the Policy issue date plus the number of full years since the Policy issue date.

BENEFICIARY - The person or entity designated by the Owner to receive the Death Proceeds of the Policy.

CASH VALUE - The Account Value of the Policy plus any refund of sales charge.

CODE - The Internal Revenue Code of 1986, as amended.

COMPANY - MONY Life Insurance Company of America. ''We,'' ''us,'' or ''our'' refers to the Company.

DEATH BENEFIT - The benefit payable under a Policy upon the death of the Insured as determined as of the date of death.

DEATH PROCEEDS - The actual amount payable to the Beneficiary.

ENHANCED CASH VALUE - The amount added to Cash Value should an Owner make a full surrender of the Policy in the first eight Policy years and meet the conditions of the Enhanced Cash Value Rider.

FIXED SEPARATE ACCOUNT - This account is a pool of assets held in a separate account established by the Company. This account is legally segregated from the Company's General Account and its assets are insulated from liabilities arising out of any business which the Company may conduct. The interest credited to this account is not dependent upon the investment performance of the underlying assets.

FUND - Any open-end management investment company or unit investment trust in which a subaccount invests.

GENERAL ACCOUNT - The assets of the Company other than those allocated to the Variable Account K or any other segregated asset accounts of the Company.

GUARANTEED INTEREST ACCOUNT - This account is part of the General Account of the Company. The Owner may allocate all or a part of the Policy's Net Premium payments to this account. This account will credit the Owner with a fixed interest rate (which will not be less than 3.0%) declared by the Company.

INSURED - The person whose life is insured under a Policy.

LOAN ACCOUNT - An account to which amounts are transferred from the subaccounts of MONY America Variable Account K, the Fixed Separate Account and the Guaranteed Interest Account as collateral for any loan the Owner requests. We will credit interest to the Loan Account at a rate not less than 3.0%. The Loan Account is part of the Company's General Account.

MONTHLY ANNIVERSARY DAY - The same day in each month as the Policy Date. This day is shown on the Policy schedule.

NET AMOUNT AT RISK - The amount by which the base death benefit exceeds Account Value.

NET PREMIUM - The premium paid less the sales charge and the tax charges.

OPERATIONS CENTER - The Company's service center at 100 Madison Street, Syracuse, New York 13202. The telephone number of the Operations Center is 1.800.947.3598.

OUTSTANDING DEBT - The unpaid balance of any loan which the Owner requests on the Policy. The unpaid balance includes accrued loan interest that is due and has not been paid by the Owner.

OWNER - The Owner of the Policy as named in the Policy.

POLICY - The Policy with any attached application(s), any riders, and any endorsements.

POLICY DATE - The Policy Issue Date or, if later, the Policy Date you request in your application. You should note that the Policy Date can be prior to the Policy Issue Date. We use the Policy Date to determine Policy months and years, and Policy monthly, quarterly, semi-annual and annual anniversaries.

POLICY ISSUE DATE - The date we authorize delivery of the Policy.

SCHEDULED PREMIUM - A premium paid according to a payment schedule we establish with the Owner.

SPECIFIED AMOUNT - The minimum Death Benefit for as long as the Policy remains in effect.

SUBACCOUNT - A subdivision of the Variable Account K that invests exclusively in shares of a Fund.

TARGET DEATH BENEFIT - The amount specified in the application for the Policy, or as changed by the Owner from time to time (Specified Amount) plus the Adjustable Term Insurance Rider's benefit amount. You only have a Target Death Benefit if you have an Adjustable Term Insurance Rider.

TARGET PREMIUM - The Target Premium is an amount equal to the maximum amount of premium which may be paid for a death benefit Option 1 Policy without violating the limits imposed by the federal income tax definition of a modified endowment contract.

UNIT VALUE - The measure of value in a subaccount.

VALUATION DATE - Our ''Valuation Date''. or ''business day'', is generally any day the New York Stock Exchange (''NYSE'') is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A Valuation Date, or business day, does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Premium payments will be applied and any other transaction requests will be

                             APPENDIX A: GLOSSARY
processed when they are received along with all the required information unless another date applies as indicated below.

..   If your premium payment, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next Valuation Date:

      -  on a non-Valuation Date;

      -  after 4:00 p.m. Eastern Time on a Valuation Date; or

      -  after an early close of regular trading on the NYSE on a Valuation
         Date.

VARIABLE ACCOUNT K - MONY America Variable Account K, a segregated asset account of the Company into which you allocate premiums and transfer Account Value.

YOU OR YOUR - The Owner as shown in the Policy.

                             APPENDIX A: GLOSSARY

Requesting more information

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

                                                                          PAGE

Additional information about the Company                                    2

MONY Life Insurance Company of America                                      2

MONY America Variable Account K                                             2

Federal bank regulatory considerations                                      2

Additional Policy information                                               2

The Policy                                                                  2

Effect of partial surrenders on Account Value and Death Benefit proceeds    2

State variations                                                            3

Dividends                                                                   3

Other changes to your Policy                                                3

Beneficiary                                                                 3

Assignment                                                                  3

Notification and claims procedures                                          3

The portfolios                                                              4

Dollar-cost averaging and automatic rebalancing                             4

Settlement plan/settlement provisions                                       5

Distribution of the policies                                                5

Legal developments regarding unisex actuarial tables                        6

Report to Policy owners                                                     6

Records and accounts                                                        6

Experts                                                                     6

Financial statements                                                        6

Index to financial statements                                             F-1

To learn more about the Policy, you should read the Statement of Additional Information (''SAI'') dated the same date as this Prospectus. The Table of Contents for the SAI is on the last page of this Prospectus. For a free copy of the SAI, please contact your agent, call us toll-free at 1-800-487-6669, or write us at our Operations Center at 100 Madison Street, Syracuse, NY 13202.

You may also contact your agent, call us toll-free, or write us at our Operations Center if you wish to receive personalized illustrations of an Insured's Death Benefits, Cash Values and Account Values, and to request other information about your Policy.

The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus. You may review and copy information about us and the Policy (including the SAI) at the SEC's Public Reference Room in Washington, DC, or you may obtain information upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC 20549 or by accessing the SEC's website at http://www.sec.gov. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.


                   Investment Company Act of
                   1940 Registration File
                   No. 811-22886